UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22211

IVA FIDUCIARY TRUST

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 10th Floor, New York, NY 10022

(Address of principal executive offices) (zip code)

Michael W. Malafronte
International Value Advisers, LLC
717 Fifth Avenue
10th Floor
New York, NY 10022

(Name and address of agent for service)

Copy to:

Michael S. Caccese, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: SUM0703
100 Summer Street, 7th Floor
Boston, MA 02111

Registrant’s telephone number, including area code: (212) 584-3570

Date of fiscal year end: September 30
Date of reporting period: September 30, 2017

Item 1. Report to Shareholders.

IVA Worldwide Fund
IVA International Fund

Annual Report
September 30, 2017

Advised by International Value Advisers, LLC	An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Contents	IVA Funds

2	An Owner’s Manual
3	Letter from the President
4	Letter from the Portfolio Managers
6	Management’s Discussion of Fund Performance
IVA Worldwide Fund
8	Performance
9	Portfolio Composition
10	Schedule of Investments
IVA International Fund
18	Performance
19	Portfolio Composition
20	Schedule of Investments
28	Statements of Assets and Liabilities
29	Statements of Operations
30	Statements of Changes in Net Assets
31	Financial Highlights
37	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
46	Trustees and Officers
48	Additional Information
52	Fund Expenses
53	Important Tax Information

1

An Owner’s Manual	IVA Funds

An Atypical Investment Strategy

We manage both the IVA Worldwide and IVA International Funds with a dual attempt that is unusual in the mutual fund world: in the short-term (12-18 months), we attempt to preserve capital, while over the longer-term (5-10 years, i.e., over a full economic cycle), we seek to perform better than the MSCI All Country World Index, in the case of your IVA Worldwide Fund, and the MSCI All Country World (ex-U.S.) Index, in the case of your IVA International Fund.

The Worldwide Fund is typically used by investors who are looking for an “all weather fund” where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure “international” (i.e., non-U.S.) manager, yet at the same time are looking for a lower risk - and lower volatility - exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment approach is very different from the traditional approach of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e., returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such an unusual strategy (which, incidentally, is not easy to carry out)? Because we believe this strategy makes sense for many investors. We are fond of the quote by Mark Twain: “There are two times in a man’s life when he should not speculate: the first time is when he cannot afford to; the second time is when he can.” We realize that many investors cannot tolerate high volatility and appreciate that “life’s bills do not always come at market tops.” This strategy also appeals to us at International Value Advisers since we “eat our own cooking” for a significant part of our savings (invested in IVA products) and we have an extreme aversion to losing money.

An Eclectic Investment Approach

Here is how we try to implement our strategy:

We don’t hug benchmarks. In practical terms, this means we are willing to make big “negative bets,” i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets.

We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against “unknown unknowns.” We like the flexibility to invest in small, medium and large companies, depending on where we see value.

We attempt to capture equity-type returns through fixed income securities but predominantly when credit markets (or sub-sets of them) are depressed and offer this potential.

We hold some gold, either in bullion form or via gold mining securities, as we believe gold provides a good hedge in either an inflationary or deflationary period, and it can help mitigate currency debasement over time.

We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

At the individual security level, we ask a lot of questions about “what can go wrong?” and will establish not only a “base case intrinsic value” but also a “worst case scenario” (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet hopefully, we will also avoid instances where we experience a permanent impairment of value.

2

Letter from the President	IVA Funds

Dear Shareholder,

This annual report covers the fiscal year ended September 30, 2017. The Funds’ investment adviser, International Value Advisers, LLC (“IVA”), remains pleased with the performance of our two mutual funds, the IVA Worldwide Fund and the IVA International Fund (the “Funds”).

When we started IVA in October of 2007 the goal was to start a money management firm that offered an honest investment product to our clients. Honest for IVA has always meant impeccable integrity, that our clients’ best interests always come first and that we run a thoughtful firm. Thoughtful in how we invest your money, thoughtful in how we communicate with our clients and thoughtful in how we treat one another. After ten years of unending work we are still able to look in the mirror and feel virtuous about IVA and our work.

What I do not forget about the early days of IVA is the chaos in global markets. Though that chaos made sense to us as investment managers; as analysts. The world was finally linked financially and we founded IVA as a global credit bubble was unwinding. I also remember that during those trying times for many people our investment team, led by Charles de Vaulx and Chuck de Lardemelle, thoughtfully and professionally cared for our clients’ assets.

That level of care and dedication has never wavered. Markets today undoubtedly give us many reasons to be alert of dangers: valuations are high, central banks have manipulated interest rates to spur growth (unsuccessfully), military tensions amongst superpowers are escalating and a myriad of other dangers are present. It is during this moment of apparent calm that I applaud our clients for investing with us. At IVA, we will at no time waver in our commitment to care for your money as if it were our own, and every department, every individual at IVA is focused on what is best for our clients.

Our portfolio managers did an outstanding job providing an update on our Funds during our most recent conference call, which I would encourage everyone to read the transcript of on our website.

It is tremendously fulfilling to build IVA and the Funds. We expect that in the process we are nurturing a culture where everyone at IVA respects the work we are doing for our clients.

Sincerely,

Michael W. Malafronte, President

Effective February 22, 2011, the IVA Worldwide Fund and IVA International Fund are closed to new investors.

3

Letter from the Portfolio Managers	IVA Funds

October 24, 2017

Dear Shareholder,

Over the period under review, October 1, 2016 to September 30, 2017, your Funds delivered positive returns (+11.12% for the IVA Worldwide Class A and +12.09% for the IVA International Class A), albeit less than their respective benchmarks (+18.65% for the MSCI All Country World Index and +19.61% for the MSCI All Country World (ex-U.S.) Index).

The past twelve months have been extraordinary. Global markets continued to rise, with record low volatility, despite a multitude of disturbing developments: a surprising outcome in the U.S. presidential election, political uncertainties elsewhere in the world, rapid and unprecedented credit growth in China - to name just a few. It seems that virtually nothing can deter these rising markets. We believe that Central Banks continue to have an unhealthy amount of sway over markets. The intoxicating prospect of “low rates forever” has convinced (if not forced) most investors to accept high valuations and pay up significantly for securities as there does not appear to be any alternative. Investors have also been lulled into a sense of complacency as the world economy continues to gather strength, corporate profits remain strong, and inflation expectations have been drastically reduced.

The conservative positioning of our portfolio reflects our view that valuations are stretched - stocks and bonds are priced for perfection, so risk/reward is not in our favor. We see many investors using low interest rates and “insufficient uncertainty” about the future to rationalize using higher multiples to value businesses and paying up for securities. Not many seem to be heeding Ben Graham’s warning: “The future is uncertain.” As investors with a sense of history, this puzzles us. Have we not seen variations of this movie before? We recall many harrowing endings.

Instead of paying up and accepting the average return on securities of 3-4%, we at IVA still believe that we should be shooting for an 8% nominal return[a] (when inflation is reasonable) on the equity portion of our portfolio - as we have in the past. People may hear 8% and think we are the greedy ones. We believe we are the rational ones. We are investing in a fragile and uncertain market in which multiple industries are being significantly disrupted - media, retail, finance, the oil and gas shale revolution, new brands, changes in health care. The visibility of so many businesses 5-15 years from now is murkier than ever before. This not only shrinks our universe of investable assets; it also makes for a riskier investment environment. Therefore, we believe one should be paid more for risk and not less and a higher equity risk premium is required. It is also important to remember that regardless of today’s unprecedented low rate environment, the fundamentals of owning a stock have not changed:

When you own a stock, you own a business, which comes with enormous risks-businesses change, disruptions happen, management can do foolish things.

Owning a business is a long-term investment that will most likely outlast the current risk-free rate environment.

Management’s Discussion of Fund Performance in this annual report details our equity performance over the past year. Despite the dilutive effects cash has had on our overall returns, our stock picking continues to produce strong equity returns. Over the past year, our equities were up 24.1% in the Worldwide Fund and 21.3% in the International Fund, compared to the equities[b] in the MSCI All Country World Index which were up 18.8% and those in the MSCI All Country World Index (ex-U.S.) which were up 19.7%. These numbers illustrate that when we have found stocks that have met our investment criteria and offered enough of a margin of safety, stock picking and value investing still work.

Over the past twelve months we added multiple new names to the portfolio. In Continental Europe, names that we bought included BMW, Airbus Group SE, WPP Plc and Allied Irish Bank. WPP Plc is a British multinational advertising and public relations company. Advertising agencies have faced strong headwinds with the rise of the digital world. We believe the de-rating of some of these agencies may have been overdone. WPP is a well-managed, liquid name that we were able to purchase during the third quarter. We started buying Allied Irish Bank when the Irish government sold part of its stake in the second quarter. We are encouraged by the duopolistic nature of the banking market in Ireland as well as the good economic prospects for the Irish economy. We also added to our position in Bureau Veritas, the French-based, yet global, testing, inspection and certification company.

4

Letter from the Portfolio Managers	IVA Funds

In South Korea, we’ve seen many small- and mid-cap names come down quite a bit. We’ve been adding to Kangwon Land, the sole casino operator in South Korea, and buying into KT&G, the tobacco company.

In China, we have added to Baidu, the Chinese internet search engine.

As oil prices have receded, we are doing a lot of work in the energy sector. We are being very cautious as we analyze energy names - we are focusing on businesses that we believe can withstand volatility in oil price. Over the period, we added to Cimarex, an existing energy position in the U.S.

We initiated new positions in the International Fund, including a few Japanese small-cap names: Doshisha Co., Ltd., Yondoshi Holdings Inc. and EPS Holdings. We still see room for stock picking in Japan, especially in small-cap names which have been less manipulated by the government and Exchange Traded Funds (ETFs) than large-cap names.

In the Worldwide Fund, we eliminated our mortgage real estate investment trust (REIT) preferred positions because of duration risk associated with these securities. We also significantly reduced our position in Adtalem Global Education Inc. as it appreciated over the period.

Samsung Electronics has doubled over the past year and so we have trimmed quite a bit of our position. We also trimmed other names that have done very well for us, such as Genting Malaysia, Hyundai Motor and Alten. We significantly reduced our position in Hongkong & Shanghai Hotels as it nearly doubled a few months ago.

As of September 30, 2017, the Worldwide Fund had 51.5% in equities and 40.4% in cash. The International Fund had 62.1% in equities in 27.7% in cash.

We understand it may be difficult to see the elevated cash position in the Funds, knowing that high cash levels means losing a little bit of money in real terms. However, it’s important to note that our ability and willingness to hold cash during periods when we believe that global assets are overvalued is precisely why we consistently have strong equity performance! If we forced ourselves to put more cash to work, by abandoning our time-tested approach based on discipline, reason and logic, these lower standards would lead to lower equity returns. Therefore, we are happy to sit back and wait with our cash for genuine bargains to surface.

We will continue to focus on valuations and only accept what we believe are appropriate discounts when we buy and hold securities. We still believe that over the next five years financial assets appear likely to deliver modest returns based on their elevated valuation levels today and a challenging global outlook. However, an eventual pickup in volatility and good stock picking should enable us to deliver respectable positive absolute returns.

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx, Chief Investment Officer and Portfolio Manager

Chuck de Lardemelle, Portfolio Manager

a	This refers to returns on securities in the Worldwide Fund or International Fund, not performance for the entire Worldwide Fund or International Fund.

b	The index equity return excludes gold mining stocks.
5

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

IVA Worldwide Fund

The IVA Worldwide Fund Class A, at net asset value, returned 11.12% over the one-year period ended September 30, 2017 compared to the MSCI All Country World Index (Net) (the “Index”) return of 18.65% over the same period.

The Fund lagged the Index for the period, mostly due to the dilutive effect of our elevated cash position. Our equities outperformed, up 24.1% compared to those in the Index* which were up 18.8%. Equity performance was led by our names in the United States, which contributed 5.3%. Our names in Continental Europe contributed 3.3% and our names in the United Kingdom contributed 1.2%. With markets robust around the globe, Japan and Thailand were the only countries that detracted from performance over the period, taking away a total of -0.1%.

The top five individual equity contributors to return this period were: Berkshire Hathaway Inc. Class ‘A’ and Class ‘B’ (U.S., holding company), Antofagasta Plc (United Kingdom, materials), Samsung Electronics Co., Ltd. (South Korea, technology), Adtalem Global Education Inc. (U.S., consumer discretionary), Bank of America Corp. (U.S., financials). The top five individual detractors were: Astellas Pharma Inc. (Japan, health care), Hyundai Mobis Co., Ltd. (South Korea, consumer discretionary), News Corp. Class ‘A’ and Class ‘B’ (U.S., consumer discretionary), CVS Health Corp. (U.S., consumer staples), Seven & i Holdings Co., Ltd. (Japan, consumer staples).

Collectively, fixed income contributed 0.4%. Gold was down -2.9% and detracted -0.3%.

In an effort to neutralize part of our foreign exchange risk, we were partially hedged against several currencies over the period - the euro, Japanese yen, South Korean won and Australian dollar. Our currency hedges contributed 0.3%. At the end of the period, our currency hedges were: 40% Australian dollar; 10% euro; 25% Japanese yen; 30% South Korean won.

IVA International Fund

The IVA International Fund Class A, at net asset value, returned 12.09% over the one-year period ended September 30, 2017 compared to the MSCI All Country World Index (ex-U.S.) (Net) (the “Index”) return of 19.61% over the same period.

The Fund lagged the Index for the period, mostly due to the dilutive effect of our elevated cash position. Our equities outperformed, up 21.3% compared to those in the Index* which were up 19.8%. Equity performance was led by our names in Continental Europe, which contributed 5.4%. Our names in the United Kingdom contributed 1.9% and our names in South Korea contributed 1.3%. Performance in these two countries was in large part due to our two top contributors for the period - Samsung Electronics Co., Ltd. (South Korea, technology) and Antofagasta Plc (United Kingdom, materials). With markets robust around the globe, the United States and Thailand were the only countries that detracted from performance over the period, taking away a total of -0.3%.

The top five individual equity contributors to return this period were: Samsung Electronics Co., Ltd. (South Korea, technology), Antofagasta Plc (United Kingdom, materials), Bureau Veritas SA (France, industrials), Hongkong & Shanghai Hotels Ltd. (Hong Kong, consumer discretionary), Alten SA (France, technology). The top five individual detractors were: Astellas Pharma Inc. (Japan, health care), APT Satellite Holdings Ltd. (Hong Kong, telecommunication services), Hyundai Mobis Co., Ltd. (South Korea, consumer discretionary), Asia Satellite Telecommunications Holdings Ltd. (Hong Kong, telecommunication services), News Corp. Class ‘A’ and Class ‘B’ (U.S., consumer discretionary).

6

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

Collectively, fixed income contributed 0.3%. Gold was down -2.9% and detracted -0.3%.

In an effort to neutralize part of our foreign exchange risk, we were partially hedged against several currencies over the period - the euro, Japanese yen, South Korean won and Australian dollar. Our currency hedges contributed 0.7%. At the end of the period, our currency hedges were: 39% Australian dollar; 10% euro; 35% Japanese yen; 30% South Korean won.

Investment Risks: There are risks associated with investing in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the board market may not recognize their intrinsic value.

*The Index equity return excludes gold mining stocks.

7

IVA Worldwide Fund	IVA Funds
Performance (unaudited)	As of September 30, 2017

Average Annual Total Returns as of September 30, 2017	One Year	Five Year	Since Inception(a)

Class A	11.12%	6.95%	8.80%
Class A (with a 5% maximum initial sales charge)	5.55%	5.86%	8.19%
Class C	10.31%	6.14%	7.99%
Class I	11.46%	7.21%	9.07%
MSCI All Country World Index (Net)(b)	18.65%	10.20%	8.01%
Consumer Price Index(c)	2.23%	1.29%	1.32%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.
(b)
The MSCI All Country World Index (Net) is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(c)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(d)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2017. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.25% (Class A shares); 2.00% (Class C shares); and 1.00% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2017. More recent expense ratios can be found in the Financial Highlights section of this Annual Report.

8

IVA Worldwide Fund	IVA Funds
Portfolio Composition (unaudited)	As of September 30, 2017

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Gold Bullion	5.6%

Berkshire Hathaway Inc., Class ‘A’, Class ‘B’	4.4%

Astellas Pharma Inc.	3.4%

Bureau Veritas SA	2.4%

Nestlé SA	2.3%

Oracle Corp.	1.8%

Mastercard Inc., Class ‘A’	1.6%

Antofagasta Plc	1.5%

Bolloré SA	1.5%

CVS Health Corp.	1.3%

Top 10 positions represent 25.8% of total net assets.
(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

9

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2017

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 51.5%

Bermuda | 0.7%
	1,425,600	Jardine Strategic Holdings Ltd.	$61,585,920

China | 0.8%
	152,132	Baidu Inc., ADR (a)	37,681,575

	15,637,640	Clear Media Ltd.	18,056,674

	67,364,000	Springland International Holdings Ltd.	11,986,783

			67,725,032

France | 7.4%
	854,431	Alten SA	77,263,801

	2,395,297	Altran Technologies SA	44,050,398

	25,002,184	Bolloré SA	124,967,334

	7,769,810	Bureau Veritas SA	200,513,892

	818,418	Engie SA	13,899,936

	37,482	Financière de l’Odet SA	41,832,480

	93,277	Robertet SA	43,347,989

	56,870	Séché Environnement SA	2,285,971

	275,572	Sodexo SA	34,361,208

	197,808	Thales SA	22,392,344

	41,301	Wendel SA	6,689,913
			611,605,266

Germany | 0.7%
	345,983	Bayerische Motoren Werke AG	35,097,384

	132,130	Siemens AG	18,614,808

			53,712,192

Hong Kong | 0.4%
	1,575,445	Henderson Land Development Co. Ltd.	10,436,950

	11,860,788	Hongkong & Shanghai Hotels Ltd.	19,799,359

			30,236,309

Ireland | 0.8%
	11,411,630	Allied Irish Banks Plc	68,583,479

Japan | 7.2%
	21,808,300	Astellas Pharma Inc.	277,436,849

	526,500	Azbil Corp.	22,575,983

	444,400	Benesse Holdings Inc.	16,034,339

	576,400	Cosel Co., Ltd.	7,478,729

	579,900	F@N Communications, Inc.	6,493,437

	285,600	FANUC Corp.	57,843,359

	632,100	Icom Inc.	15,301,848

10	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2017

	SHARES	DESCRIPTION	FAIR VALUE

Japan | 7.2% (continued)

	211,200	Medikit Co., Ltd.	$10,060,271

	689,900	Miraca Holdings Inc.	32,065,559

	176,000	Nitto Kohki Co., Ltd.	4,295,010

	324,100	Okinawa Cellular Telephone Co.	11,261,773

	1,049,100	Rohto Pharmaceutical Co., Ltd.	23,634,468

	384,700	Seven & i Holdings Co., Ltd.	14,854,668

	259,400	Techno Medica Co., Ltd.	4,472,215

	919,900	Toho Co., Ltd.	32,087,158

	11,140,800	Yahoo Japan Corp.	52,869,915
			588,765,581

Malaysia | 0.5%
	30,914,500	Genting Malaysia Berhad	39,388,990

Netherlands | 1.3%
	1,117,937	Airbus Group SE	106,244,942

Singapore | 0.0%
	309,600	First Resources Ltd.	431,379

South Africa | 0.3%
	2,535,416	Net 1 U.E.P.S. Technologies Inc. (a)	24,694,952

South Korea | 4.1%
	376,382	Hyundai Mobis Co., Ltd.	78,868,189

	296,742	Hyundai Motor Co.	38,992,160

	2,155,662	Kangwon Land, Inc.	65,873,462

	585,723	KT&G Corp.	53,951,872

	45,515	Samsung Electronics Co., Ltd.	101,890,654

			339,576,337

Switzerland | 3.5%
	467,200	Compagnie Financière Richemont SA	42,698,611

	2,226,069	Nestlé SA	186,434,859

	3,541,920	UBS Group AG	60,534,699

			289,668,169

Thailand | 0.2%
	32,930,400	Thaicom PCL	16,391,144

United Kingdom | 3.0%
	9,615,621	Antofagasta Plc	122,277,950

	3,748,633	HSBC Holdings Plc	37,025,756

	8,984,991	Millennium & Copthorne Hotels Plc	54,179,471

	1,991,546	WPP Plc	36,961,085

			250,444,262

See Notes to Financial Statements.	11

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2017

	SHARES		DESCRIPTION	FAIR VALUE

United States | 20.6%
	834,569		Adtalem Global Education Inc.	$29,919,299

	14,232		Alphabet Inc., Class ‘A’ (a)	13,857,983

	45,026		Alphabet Inc., Class ‘C’ (a)	43,184,887

	927,740		Amdocs Ltd.	59,672,237

	701,969		American Express Co.	63,500,116

	344,874		Aon Plc	50,386,091

	250,662		Astronics Corp. (a)	7,457,194

	4,081,599		Bank of America Corp.	103,427,719

	1,145		Berkshire Hathaway Inc., Class ‘A’ (a)	314,577,300

	281,561		Berkshire Hathaway Inc., Class ‘B’ (a)	51,615,762

	670,194		Cimarex Energy Co.	76,180,952

	1,310,513		CVS Health Corp.	106,570,917

	549,365		Emerson Electric Co.	34,522,097

	1,004,601		Expeditors International of Washington, Inc.	60,135,416

	461,478		Flowserve Corp.	19,654,348

	65,665		Goldman Sachs Group, Inc.	15,575,081
			Liberty Interactive Corp. QVC Group,
	2,489,399		Series ‘A’ (a)	58,675,134

	448,567		Marsh & McLennan Cos., Inc.	37,594,400

	953,068		Mastercard Inc., Class ‘A’	134,573,202

	5,996,703		News Corp., Class ‘A’	79,516,282

	1,206,877		News Corp., Class ‘B’	16,473,871

	3,061,772		Oracle Corp.	148,036,676

	270,961		Ralph Lauren Corp.	23,923,147

	1,565,344		Teradata Corp. (a)	52,892,974

	422,963		Tiffany & Co.	38,819,544

	437,808		United Technologies Corp.	50,820,753
				1,691,563,382

			TOTAL COMMON STOCKS
			(Cost — $2,701,700,793)	4,240,617,336

	PRINCIPAL
	AMOUNT
CORPORATE NOTES & BONDS – 2.0%

Japan | 0.5%
	34,108,000	USD	Komatsu Ltd., 5.125% due 10/15/2021	37,534,451

Norway | 0.0%
			Golden Close Maritime Corp. Ltd.,
	158,724	USD	8% due 3/29/2022 (12% PIK) (b)(c)	146,026

South Africa | 0.6%
			Gold Fields Orogen Holding (BVI) Ltd.,
	46,980,000	USD	4.875% due 10/7/2020 (b)	48,389,400

Switzerland | 0.1%
	8,900,000	EUR	UBS AG, 7.152% due 12/21/2017 (d)	10,682,146

12	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2017

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

United States | 0.8%
			Era Group Inc.,
	15,433,000	USD	7.75% due 12/15/2022	$14,121,195

			Intelsat Jackson Holdings Ltd.:
	8,702,000	USD	7.5% due 4/1/2021	8,288,655

	29,476,000	USD	5.5% due 8/1/2023	25,128,290

			Rowan Cos., Inc.:
	17,524,000	USD	4.875% due 6/1/2022	16,472,560

	3,786,000	USD	4.75% due 1/15/2024	3,331,680

				67,342,380

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $139,853,280)	164,094,403

CONVERTIBLE BONDS – 0.0%

Norway | 0.0%
			Golden Close Maritime Corp. Ltd.,
	523,946	USD	0% due 3/29/2022 (a)(b)(e)	117,888

			TOTAL CONVERTIBLE BONDS
			(Cost — $292,527)	117,888

SOVEREIGN BONDS – 0.4%

Singapore | 0.4%
			Government of Singapore,
	48,129,000	SGD	2.5% due 6/1/2019	36,163,721

			TOTAL SOVEREIGN BONDS
			(Cost — $36,239,124)	36,163,721

	OUNCES
COMMODITIES – 5.6%
	359,188		Gold Bullion (a)	459,828,947

			TOTAL COMMODITIES
			(Cost — $503,726,312)	459,828,947

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS – 40.4%

Commercial Paper | 40.3%
			Apple Inc.:
	20,000,000	USD	1.16% due 10/4/2017 (b)	19,996,978

	75,000,000	USD	1.14% due 11/7/2017 (b)	74,909,325

	50,000,000	USD	1.15% due 11/16/2017 (b)	49,925,200

	25,000,000	USD	1.14% due 11/22/2017 (b)	24,957,775

			Dow Chemical Co.,
	84,200,000	USD	1.29% due 10/10/2017 (b)	84,164,753

			E.I. Du Pont de Nemours & Co.:
	30,000,000	USD	1.34% due 10/17/2017 (b)	29,979,270

	50,000,000	USD	1.33% due 10/26/2017 (b)	49,947,950

			Eli Lilly & Co.,
	50,000,000	USD	1.1% due 10/5/2017 (b)	49,990,925

See Notes to Financial Statements.	13

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2017

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 40.3% (continued)

			Emerson Electric Co.,
	6,000,000	USD	1.05% due 10/12/2017 (b)	$5,997,556

			Engie SA:
	13,300,000	USD	1.16% due 10/4/2017 (b)	13,297,824

	50,000,000	USD	1.18% due 10/5/2017 (b)	49,990,175

	81,900,000	USD	1.17% due 10/23/2017 (b)	81,834,699

	20,000,000	USD	1.17% due 10/25/2017 (b)	19,982,710

			Essilor International SA:
	20,000,000	USD	1.15% due 10/2/2017 (b)	19,998,042

	25,000,000	USD	1.18% due 10/2/2017 (b)	24,997,552

	20,000,000	USD	1.15% due 10/3/2017 (b)	19,997,387

	50,000,000	USD	1.18% due 10/6/2017 (b)	49,988,528

	40,000,000	USD	1.18% due 10/23/2017 (b)	39,968,107

	20,000,000	USD	1.17% due 10/24/2017 (b)	19,983,375

	30,000,000	USD	1.18% due 10/25/2017 (b)	29,974,065

			Florida Power & Light Co.:
	7,000,000	USD	1.34% due 11/3/2017	6,990,112

	8,500,000	USD	1.34% due 11/6/2017	8,486,945

	40,000,000	USD	1.32% due 11/9/2017	39,933,626

	17,000,000	USD	1.34% due 11/14/2017	16,968,264

	40,000,000	USD	1.34% due 11/15/2017	39,923,703

			Henkel Corp.:
	60,000,000	USD	1.24% due 10/10/2017 (b)	59,978,275

	50,000,000	USD	1.25% due 10/11/2017 (b)	49,980,233

	43,500,000	USD	1.18% due 10/16/2017 (b)	43,475,535

	30,000,000	USD	1.17% due 10/23/2017 (b)	29,976,080

	50,000,000	USD	1.18% due 10/24/2017 (b)	49,958,438

			Johnson & Johnson:
	50,000,000	USD	1.0% due 11/1/2017 (b)	49,949,034

	40,000,000	USD	1.1% due 11/2/2017 (b)	39,957,953

	29,000,000	USD	0.95% due 11/8/2017 (b)	28,964,008

			Kraft Heinz Foods Co.,
	4,900,000	USD	1.45% due 10/10/2017 (b)	4,897,402

			L’Oréal USA Inc.:
	24,900,000	USD	1.15% due 10/4/2017 (b)	24,896,237

	80,000,000	USD	1.12% due 10/11/2017 (b)	79,970,774

	30,000,000	USD	1.12% due 10/12/2017 (b)	29,988,105

			Microsoft Corp.,
	100,000,000	USD	1.1% due 11/9/2017 (b)	99,872,786

			Mondelez International Inc.,
	35,000,000	USD	1.25% due 10/2/2017 (b)	34,996,063

			Nestlé Capital Corp.:
	30,500,000	USD	0.98% due 10/2/2017 (b)	30,497,318

	50,000,000	USD	1.07% due 10/12/2017 (b)	49,980,644

	50,000,000	USD	1.06% due 10/13/2017 (b)	49,979,136

	50,000,000	USD	1.01% due 10/16/2017 (b)	49,974,547

14	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2017

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 40.3% (continued)

			Novartis Finance Corp.:
	80,000,000	USD	1.12% due 10/2/2017(b)	$79,992,766

	66,100,000	USD	1.13% due 10/2/2017 (b)	66,094,023

	50,000,000	USD	1.12% due 10/3/2017 (b)	49,993,966

	40,000,000	USD	1.13% due 10/3/2017 (b)	39,995,173

	8,900,000	USD	1.12% due 10/10/2017 (b)	8,897,022

	84,900,000	USD	1.14% due 10/10/2017 (b)	84,871,594

	40,000,000	USD	1.16% due 10/16/2017 (b)	39,979,203

			Roche Holdings, Inc.:
	50,000,000	USD	1.07% due 10/5/2017 (b)	49,990,925

	50,000,000	USD	1.07% due 10/6/2017 (b)	49,989,403

	50,000,000	USD	1.07% due 10/11/2017 (b)	49,981,733

	100,000,000	USD	1.06% due 10/17/2017(b)	99,944,900

	75,000,000	USD	1.07% due 10/18/2017(b)	74,956,339

	25,000,000	USD	1.07% due 10/19/2017 (b)	24,984,681

	25,000,000	USD	1.07% due 10/20/2017 (b)	24,983,900

			Unilever Capital Corp.:
	29,000,000	USD	1.04% due 10/3/2017 (b)	28,996,404

	40,000,000	USD	1.09% due 10/10/2017 (b)	39,986,250

	25,000,000	USD	1.09% due 10/11/2017 (b)	24,990,617

	25,000,000	USD	1.09% due 10/12/2017 (b)	24,989,817

	40,000,000	USD	1.08% due 11/1/2017 (b)	39,958,127

	100,000,000	USD	1.1% due 11/6/2017 (b)	99,879,139

	40,000,000	USD	1.11% due 11/13/2017 (b)	39,942,500

			United Parcel Service, Inc.:
	12,500,000	USD	0.55% due 10/4/2017 (b)	12,498,059

	11,800,000	USD	0.86% due 10/4/2017 (b)	11,798,168

	20,000,000	USD	0.7% due 10/12/2017 (b)	19,991,853

	3,900,000	USD	0.87% due 10/12/2017 (b)	3,898,411

	25,000,000	USD	0.87% due 10/16/2017 (b)	24,986,648

	50,000,000	USD	0.94% due 10/24/2017 (b)	49,960,521

	50,000,000	USD	0.94% due 10/25/2017 (b)	49,958,942

	30,000,000	USD	0.94% due 10/27/2017 (b)	29,973,423

	20,100,000	USD	0.89% due 11/3/2017 (b)	20,077,664

			Wal-Mart Stores, Inc.:
	50,000,000	USD	1.1% due 10/23/2017 (b)	49,963,133

	80,000,000	USD	1.1% due 10/24/2017 (b)	79,938,500

	25,000,000	USD	1.1% due 10/30/2017(b)	24,976,083

	50,000,000	USD	1.11% due 10/30/2017 (b)	49,952,166

	50,000,000	USD	1.11% due 10/31/2017 (b)	49,950,622

			Walt Disney Co.:
	65,000,000	USD	1.1% due 10/11/2017 (b)	64,975,604

	50,000,000	USD	1.11% due 10/16/2017 (b)	49,973,296

				3,315,748,989

See Notes to Financial Statements.	15

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2017

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

Treasury Bills | 0.1%
	5,000,000	USD	U.S. Treasury Bill, due 12/7/2017 (f)	$4,990,970

			TOTAL SHORT-TERM INVESTMENTS
			(Cost — $3,321,025,641)	3,320,739,959

			TOTAL INVESTMENTS — 99.9%
			(Cost — $6,702,837,677)	8,221,562,254

			Other Assets In Excess of
			Liabilities — 0.1%	8,783,234

			TOTAL NET ASSETS — 100.0%	$8,230,345,488

The IVA Worldwide Fund had the following open forward foreign currency contracts at September 30, 2017:

					USD
		SETTLEMENT	LOCAL		VALUE AT	NET
FOREIGN		DATES	CURRENCY	USD	SEPTEMBER 30,	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	2017	APPRECIATION

Contracts to Sell:
	State Street
Australian	Bank &
dollar	Trust Co.	12/07/2017	AUD 48,699,000	$38,466,351	$38,170,065	$ 296,286

	State Street
	Bank &
euro	Trust Co.	12/07/2017	EUR 70,863,000	84,461,338	84,044,719	416,619

	State Street
Japanese	Bank &
yen	Trust Co.	12/07/2017	JPY 16,686,400,000	151,888,031	148,728,748	3,159,283

South	State Street
Korean	Bank &
won	Trust Co.	11/07/2017	KRW 115,367,000,000	102,560,900	100,775,982	1,784,918

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$5,657,106

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
AUD	—	Australian dollar
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
PIK	—	Payment-in-kind
SGD	—	Singapore dollar
USD	—	United States dollar

16	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2017

(a)	Non-income producing investment.
(b)
Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the ”1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(c)	Payment-in-kind security for which the issuer may pay interest with additional debt securities or cash.
(d)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.
(e)	Security is deemed illiquid. As of September 30, 2017, the value of these illiquid securities amounted to 0.0% of total net assets.
(f)	This security is held at the custodian as collateral for forward foreign currency contracts sold. As of September 30, 2017, portfolio securities valued at $4,990,970 were segregated.

Schedule of Affiliates
SECURITY	SHARES HELD AT SEPTEMBER 30, 2016	SHARE ADDITIONS	SHARE REDUCTIONS	SHARES HELD AT SEPTEMBER 30, 2017	FAIR VALUE AT SEPTEMBER 30, 2017	REALIZED GAIN/ (LOSS)	CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION)	DIVIDEND INCOME*

Adtalem
Global
Education
Inc. **	6,567,795	—	5,733,226	834,569	—	$(6,263,395)	—	$803,819

Icom Inc. ***	758,200	—	126,100	632,100	—	(503,930)	—	125,133

Net 1 U.E.P.S.
Technologies
Inc.***	2,835,280	—	299,864	2,535,416	—	552,279	—	—

Total					—	$(6,215,046)	—	$928,952

*	Dividend income is gross of withholding taxes.
**	During the year ended September 30, 2017, the security DeVry Education Group Inc. changed its name to Adtalem Global Education Inc. and is non-affiliated at September 30, 2017.
***	Non-affiliated at September 30, 2017.

See Notes to Financial Statements.	17

IVA International Fund	IVA Funds
Performance (unaudited)	As of September 30, 2017

Average Annual Total Returns as of September 30, 2017	One Year	Five Year	Since Inception(a)

Class A	12.09%	7.20%	8.78%
Class A (with a 5% maximum initial sales charge)	6.47%	6.11%	8.16%
Class C	11.24%	6.39%	7.96%
Class I	12.34%	7.46%	9.05%
MSCI All Country World (ex-U.S.) Index (Net)(b)	19.61%	6.97%	5.57%
Consumer Price Index(c)	2.23%	1.29%	1.32%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.
(b)
The MSCI All Country World (ex-U.S.) Index (Net) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(c)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(d)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2017. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.24% (Class A shares); 1.99% (Class C shares); and 0.99% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2017. More recent expense ratios can be found in the Financial Highlights section of this Annual Report.

18

IVA International Fund	IVA Funds
Portfolio Composition (unaudited)	As of September 30, 2017

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Consumer Discretionary 14.4%
Industrials 11.2%
Technology 10.0%
Health Care 7.9%
Gold & Gold Mining 7.3%
Consumer Staples 7.0%
Financials 6.1%
Materials 3.2%
Telecommunication Services 1.9%
Holding Company 1.1%
Sovereign and Supranational Bonds 1.0%
Utilities 0.3%
Energy 0.2%
Real Estate 0.2%
Short-Term Investments 27.7%
Other(a) 0.5%

Top 10 Positions (As a Percent of Total Net Assets)(b)

Gold Bullion	6.7%

Astellas Pharma Inc.	3.6%

Bureau Veritas SA	3.5%

Nestlé SA	2.5%

Alten SA	2.1%

Antofagasta Plc	2.0%

Airbus Group SE	1.9%

Samsung Electronics Co., Ltd.	1.8%

Bolloré SA	1.5%

Haw Par Corp. Ltd.	1.5%

Top 10 positions represent 27.1% of total net assets.
(a) Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b) Short-Term Investments are not included.

19

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2017

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 62.1%

Australia | 0.1%
	1,351,864	Programmed Maintenance Services Ltd.	$3,191,810

Bermuda | 1.0%
	976,326	Jardine Strategic Holdings Ltd.	42,177,283

Brazil | 0.4%
	1,515,600	TOTVS SA	15,093,072

Canada | 0.2%
	3,307,348	Uranium Participation Corp. (a)	9,356,793

Chile | 0.3%	551,948	Compañía Cervecerías Unidas SA, ADR	14,863,960

China | 3.0%
	129,029	Baidu Inc., ADR (a)	31,959,193

	40,065,030	Clear Media Ltd. (b)	46,262,810

	3,441,970	Phoenix New Media Ltd., ADR (a)	20,273,203

	59,788,000	Phoenix Satellite Television Holdings Ltd.	8,725,270

	108,509,000	Springland International Holdings Ltd.	19,308,146

			126,528,622

France | 12.0%
	956,667	Alten SA	86,508,716

	1,775,466	Altran Technologies SA	32,651,476

	12,963,316	Bolloré SA	64,793,981

	5,779,454	Bureau Veritas SA	149,149,183

	160,250	DOM Security SA (b)	11,553,372

	804,327	Engie SA	13,660,616

	184,201	Euler Hermes Group	21,770,723

	30,023	Financière de l’Odet SA	33,507,725

	71,052	Robertet SA	33,019,515

	5,900	Robertet SA-CI (c)	2,142,171

	300,428	Séché Environnement SA	12,076,134

	167,314	Sodexo SA	20,862,464

	155,834	Thales SA	17,640,786

	29,983	Wendel SA	4,856,630

			504,193,492

Germany | 1.1%
	263,767	Bayerische Motoren Werke AG	26,757,186

	130,556	Siemens AG	18,393,059

			45,150,245

Hong Kong | 1.4%
	40,491,000	APT Satellite Holdings Ltd.	18,919,575

	15,821,000	Asia Satellite Telecommunications Holdings Ltd.	14,865,858

	1,083,924	Henderson Land Development Co. Ltd.	7,180,740

	11,764,774	Hongkong & Shanghai Hotels Ltd.	19,639,082

			60,605,255

20	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2017

	SHARES	DESCRIPTION	FAIR VALUE

India | 0.9%
	425,750	Bajaj Holdings and Investment Ltd.	$18,152,384

	47,141,230	South Indian Bank Ltd.	20,315,763

			38,468,147

Indonesia | 0.3%
	288,943,800	PT Bank Bukopin Tbk	12,013,403

Ireland | 1.3%
	9,076,754	Allied Irish Banks Plc	54,550,960

Japan | 14.8%
	1,097,070	Arcland Sakamoto Co., Ltd.	16,525,516

	250,700	As One Corp.	13,345,417

	11,760,600	Astellas Pharma Inc.	149,613,854

	566,400	Azbil Corp.	24,286,870

	73,800	The Bank of Okinawa Ltd.	2,967,740

	326,700	Benesse Holdings Inc.	11,787,620

	555,700	Cosel Co., Ltd.	7,210,149

	202,900	Daiseki Co., Ltd.	5,110,141

	645,900	Doshisha Co., Ltd.	14,487,906

	112,200	Earth Chemical Co., Ltd.	5,065,328

	591,800	EPS Holdings, Inc.	11,360,036

	3,598,100	F@N Communications, Inc.	40,289,767

	175,400	FANUC Corp.	35,524,248

	748,000	Fujitec Co., Ltd.	10,469,673

	1,004,700	Hi-Lex Corp.	26,527,116

	557,500	Icom Inc.	13,495,934

	105,900	Medikit Co., Ltd.	5,044,426

	679,800	Miraca Holdings Inc.	31,596,125

	673,900	Nitto Kohki Co., Ltd.	16,445,496

	268,900	Okinawa Cellular Telephone Co.	9,343,692

	317,200	Retail Partners Co., Ltd.	3,754,814

	1,011,000	Rohto Pharmaceutical Co., Ltd.	22,776,139

	258,600	San-A Co., Ltd.	11,513,761

	290,400	Sankyo Co., Ltd.	9,264,928

	10,600	Secom Joshinetsu Co., Ltd.	338,183

	276,000	Seven & i Holdings Co., Ltd.	10,657,365

	495,575	Shingakukai Co., Ltd.	2,444,293

	300,650	Shofu Inc.	3,513,484

	4,500	SK Kaken Co., Ltd.	367,118

	55,100	Sumitomo Seika Chemicals Co., Ltd.	2,634,419

	556,900	Techno Medica Co., Ltd. (b)	9,601,297

	752,700	Toho Co., Ltd.	26,255,032

	255,200	Transcosmos Inc.	5,885,305

	8,366,000	Yahoo Japan Corp.	39,701,791

	821,600	Yondoshi Holdings Inc.	23,364,763

			622,569,746

See Notes to Financial Statements.	21

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2017

	SHARES	DESCRIPTION	FAIR VALUE

Malaysia | 0.9%
	30,431,200	Genting Malaysia Berhad	$38,773,204

Mexico | 1.1%
	1,377,257	Corporativo Fragua, SAB de CV	16,979,363

	11,086,062	Grupo Comercial Chedraui SAB de CV	22,269,530

	5,561,500	Quálitas Controladora, SAB de CV	9,137,841

			48,386,734

Netherlands | 1.9%
	834,110	Airbus Group SE	79,270,986

Singapore | 2.9%
	42,447,700	First Resources Ltd.	59,144,202

	7,043,020	Haw Par Corp. Ltd.	62,151,166

			121,295,368

South Africa | 0.6%
	2,444,574	Net 1 U.E.P.S. Technologies Inc. (a)	23,810,151

South Korea | 6.7%
	103,125	DONGKOOK Pharmaceutical Co., Ltd.	5,222,203

	80,618	Fursys Inc.	2,470,591

	268,785	Hyundai Mobis Co., Ltd.	56,321,998

	185,236	Hyundai Motor Co.	24,340,174

	1,811,420	Kangwon Land, Inc.	55,353,997

	529,409	KT&G Corp.	48,764,700

	33,369	Samsung Electronics Co., Ltd.	74,700,411

	816,196	WHANIN Pharmaceutical Co., Ltd. (b)	15,250,006

			282,424,080

Switzerland | 4.4%
	347,236	Compagnie Financière Richemont SA	31,734,792

	1,271,232	Nestlé SA	106,466,583

	2,755,821	UBS Group AG	47,099,538

			185,300,913

Thailand | 0.4%
	30,705,300	Thaicom PCL	15,283,598

United Kingdom | 5.0%
	6,545,486	Antofagasta Plc	83,236,289

	3,451,184	HSBC Holdings Plc	34,087,812

	1,208,449	Jardine Lloyd Thompson Group Plc	19,820,488

	6,714,448	Millennium & Copthorne Hotels Plc	40,488,103

	1,852,463	Mitie Group Plc	6,352,204

	1,464,217	WPP Plc	27,174,390

			211,159,286

22	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2017

	SHARES		DESCRIPTION	FAIR VALUE

United States | 1.4%
	3,096,223		News Corp., Class ‘A’	$41,055,917

	1,216,344		News Corp., Class ‘B’	16,603,096

				57,659,013

			TOTAL COMMON STOCKS
			(Cost — $2,038,741,812)	2,612,126,121

	PRINCIPAL
	AMOUNT

CORPORATE NOTES & BONDS – 2.0%

Norway | 0.2%
			Golden Close Maritime Corp. Ltd.,
	76,326	USD	8% due 3/29/2022 (12% PIK) (d)(e)	70,220

			Stolt-Nielsen Ltd., 5.56% due 3/19/2018
	77,500,000	NOK	(3 month NIBOR + 4.75%) (c)(f)	9,923,338

				9,993,558

Singapore | 0.3%
			DBS Capital Funding II Corp.,
	7,750,000	SGD	5.75% due 6/15/2018 (g)	5,875,305

			United Overseas Bank Ltd.,
	8,250,000	SGD	4.9% due 7/23/2018 (g)	6,229,828

				12,105,133

South Africa | 0.6%
			Gold Fields Orogen Holding (BVI) Ltd.,
	23,118,000	USD	4.875% due 10/7/2020 (d)	23,811,540

Switzerland | 0.1%

	4,500,000	EUR	UBS AG, 7.152% due 12/21/2017 (g)	5,401,085

United Kingdom | 0.2%
			Avanti Communications Group Plc:
	5,328,740	USD	10% due 10/1/2021 (15% PIK) (c)(d)(e)	4,476,141

	9,065,549	USD	12% due 10/1/2023 (17.5% PIK) (c)(d)(e)	1,813,110

				6,289,251

United States | 0.6%
			Intelsat Jackson Holdings Ltd.:
	4,096,000	USD	7.5% due 4/1/2021	3,901,440

	13,873,000	USD	5.5% due 8/1/2023	11,826,733

			Rowan Cos., Inc.:
	8,168,000	USD	4.875% due 6/1/2022	7,677,920

	1,586,000	USD	4.75% due 1/15/2024	1,395,680

				24,801,773

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $87,732,056)	82,402,340

See Notes to Financial Statements.	23

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2017

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

CONVERTIBLE BONDS – 0.0%

Norway | 0.0%
			Golden Close Maritime Corp. Ltd.,
	251,952	USD	0% due 3/29/2022 (a)(c)(d)	$56,689

			TOTAL CONVERTIBLE BONDS
			(Cost — $140,668)	56,689

SOVEREIGN AND SUPRANATIONAL BONDS – 1.0%

Luxembourg | 0.1%
	37,500,000	NOK	European Investment Bank,
			1.125% due 5/15/2020	4,758,514

Singapore | 0.9%
			Government of Singapore:
	21,142,000	SGD	0.5% due 4/1/2018	15,533,280

	26,781,000	SGD	2.5% due 6/1/2019	20,123,016

				35,656,296

			TOTAL SOVEREIGN AND SUPRANATIONAL BONDS
			(Cost — $40,337,821)	40,414,810

	OUNCES
COMMODITIES – 6.7%
	220,108		Gold Bullion (a)	281,779,729

			TOTAL COMMODITIES
			(Cost — $308,169,069)	281,779,729

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS – 27.7%

Commercial Paper | 27.6%
			Apple Inc.:
	15,000,000	USD	1.16% due 10/4/2017 (d)	14,997,733

	30,000,000	USD	1.15% due 11/16/2017 (d)	29,955,120

	10,000,000	USD	1.14% due 11/22/2017 (d)	9,983,110

			Bristol-Myers Squibb Co.:
	40,000,000	USD	1.15% due 11/1/2017 (d)	39,959,227

	40,000,000	USD	1.16% due 11/7/2017 (d)	39,951,640

			Consolidated Edison Co. Inc.,
	17,700,000	USD	1.21% due 10/2/2017 (d)	17,697,898

			E.I. Du Pont de Nemours & Co.:
	23,800,000	USD	1.32% due 10/19/2017 (d)	23,781,714

	25,000,000	USD	1.31% due 10/20/2017 (d)	24,979,817

	30,000,000	USD	Eli Lilly & Co., 1.1% due 10/17/2017 (d)	29,983,470

			Emerson Electric Co.,
	4,000,000	USD	1.05% due 10/12/2017 (d)	3,998,371

			Essilor International SA:
	30,000,000	USD	1.1% due 10/3/2017 (d)	29,996,080

	12,000,000	USD	1.16% due 11/20/2017 (d)	11,978,940

24	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2017

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 27.6% (continued)

		Exxon Mobil Corp.,
25,100,000	USD	1.11% due 10/24/2017 (d)	$25,080,948

		Florida Power & Light Co.:
26,500,000	USD	1.34% due 11/6/2017	26,459,300

20,000,000	USD	1.32% due 11/10/2017	19,965,980

		Henkel Corp.:
30,100,000	USD	1.24% due 10/10/2017 (d)	30,089,101

30,000,000	USD	1.25% due 10/11/2017 (d)	29,988,140

15,000,000	USD	1.18% due 10/23/2017 (d)	14,988,040

		Johnson & Johnson,
40,000,000	USD	1.13% due 10/24/2017 (d)	39,969,250

		Kraft Heinz Foods Co.,
10,000,000	USD	1.45% due 10/10/2017 (d)	9,994,699

		Merck & Co. Inc.:
30,000,000	USD	1.12% due 10/25/2017 (d)	29,976,015

30,000,000	USD	1.12% due 10/26/2017 (d)	29,975,070

		Microsoft Corp.:
30,000,000	USD	1.12% due 11/7/2017 (d)	29,963,730

30,000,000	USD	1.12% due 11/8/2017 (d)	29,962,767

		Mondelez International Inc.,
38,000,000	USD	1.25% due 10/2/2017 (d)	37,995,725

		Nestlé Capital Corp.:
20,000,000	USD	1.0% due 10/2/2017 (d)	19,998,242

20,000,000	USD	1.08% due 10/5/2017 (d)	19,996,467

32,000,000	USD	0.92% due 10/6/2017 (d)	31,993,392

		Novartis Finance Corp.:
15,100,000	USD	1.14% due 10/10/2017 (d)	15,094,948

20,000,000	USD	1.15% due 11/3/2017 (d)	19,978,358

		Procter & Gamble Co.:
30,000,000	USD	1.08% due 10/6/2017 (d)	29,993,642

49,300,000	USD	1.1% due 10/19/2017 (d)	49,269,790

30,000,000	USD	1.1% due 10/31/2017 (d)	29,970,373

24,000,000	USD	1.11% due 11/2/2017 (d)	23,974,772
		Roche Holdings, Inc.:

25,000,000	USD	1.07% due 10/20/2017 (d)	24,983,900

25,000,000	USD	1.06% due 10/23/2017 (d)	24,981,567

		Unilever Capital Corp.,
30,000,000	USD	1.08% due 10/30/2017 (d)	29,970,524

		United Parcel Service, Inc.:
9,100,000	USD	0.86% due 10/4/2017 (d)	9,098,587

30,000,000	USD	0.92% due 10/5/2017 (d)	29,994,405

1,700,000	USD	0.87% due 10/12/2017 (d)	1,699,307

13,600,000	USD	0.89% due 11/3/2017 (d)	13,584,887

		Wal-Mart Stores, Inc.:
30,000,000	USD	1.1% due 10/3/2017 (d)	29,996,380

30,000,000	USD	1.11% due 10/30/2017 (d)	29,971,299

25,000,000	USD	1.13% due 10/31/2017 (d)	24,975,311

See Notes to Financial Statements.	25

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2017

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 27.6% (continued)

			Walt Disney Co.:
	20,000,000	USD	1.1% due 10/11/2017 (d)	$19,992,493

	30,000,000	USD	1.11% due 10/16/2017 (d)	29,983,978

	20,000,000	USD	1.1% due 10/23/2017 (d)	19,984,853

				1,161,159,360

Treasury Bills | 0.1%
	5,000,000	USD	U.S. Treasury Bill, due 12/7/2017 (h)	4,990,970

			TOTAL SHORT-TERM INVESTMENTS
			(Cost — $1,166,235,205)	1,166,150,330

			TOTAL INVESTMENTS — 99.5%
			(Cost — $3,641,356,631)	4,182,930,019

			Other Assets In Excess of
			Liabilities — 0.5%	20,124,082

			TOTAL NET ASSETS — 100.0%	$4,203,054,101

The IVA International Fund had the following open forward foreign currency contracts at September 30, 2017:

					USD
		SETTLEMENT	LOCAL		VALUE AT	NET
FOREIGN		DATES	CURRENCY	USD	SEPTEMBER	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	30, 2017	APPRECIATION

Contracts to Sell:
	State Street
Australian	Bank &
dollar	Trust Co.	12/07/2017	AUD 30,436,000	$24,040,902	$23,855,605	$185,297

	State Street
	Bank &
euro	Trust Co.	12/07/2017	EUR 57,096,000	68,050,655	67,716,824	333,831

	State Street
Japanese	Bank &
yen	Trust Co.	12/07/2017	JPY 24,365,400,000	221,742,894	217,172,994	4,569,900

South	State Street
Korean	Bank &
won	Trust Co.	11/07/2017	KRW 95,847,000,000	85,201,539	83,724,770	1,476,769

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$6,565,797

Abbreviations used in this schedule:
ADR	—	American Depositary Receipt
AUD	—	Australian dollar
CI	—	Investment certificates (non-voting)
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
NIBOR	—	Norwegian Interbank Offered Rate
NOK	—	Norwegian krone
PIK	—	Payment-in-kind
SGD	—	Singapore dollar
USD	—	United States dollar

26	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2017

(a)	Non-income producing investment.
(b)
Issuer of the security is an affiliate of the IVA International Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA International Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates
	SHARES			SHARES	FAIR VALUE
	HELD AT			HELD AT	AT		CHANGE IN
	SEPTEMBER	SHARE	SHARE	SEPTEMBER	SEPTEMBER	REALIZED	UNREALIZED	DIVIDEND
SECURITY	30, 2016	ADDITIONS	REDUCTIONS	30, 2017	30, 2017	GAIN	APPRECIATION	INCOME*

Clear Media
Ltd.	40,065,030	—	—	40,065,030	$46,262,810	—	$8,090,388	$2,258,824

DOM
Security SA	291,806	—	131,556	160,250	11,553,372	833,897	4,366,465	356,837

F@N
Communications,
Inc.**	4,078,800	17,500	498,200	3,598,100	—	1,119,074	—	629,151

Techno
Medica Co.,
Ltd.	554,500	2,400	—	556,900	9,601,297	—	750,827	215,775

WHANIN
Pharmaceutical
Co., Ltd.	—	816,196	—	816,196	15,250,006	—	2,754,879	—

Total					$82,667,485	$1,952,971	$15,962,559	$3,460,587

*	Dividend income is gross of withholding taxes.
**	Non-affiliated at September 30, 2017.
(c)	Security is deemed illiquid. As of September 30, 2017, the value of these illiquid securities amounted to 0.4% of total net assets.
(d)
Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(e)	Payment-in-kind security for which the issuer may pay interest with additional debt securities or cash.
(f)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(g)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.
(h)	This security is held at the custodian as collateral for forward foreign currency contracts sold. As of September 30, 2017, portfolio securities valued at $4,990,970 were segregated.

See Notes to Financial Statements.	27

Statements of Assets and Liabilities	IVA Funds

September 30, 2017

	IVA	IVA
	Worldwide	International
	Fund	Fund

Assets:
Long-term investments, at cost:
Non-affiliated securities	$2,878,085,724	$2,120,841,893

Affiliated securities	—	46,110,464

Commodities	503,726,312	308,169,069

Short-term investments, at cost	3,316,035,133	1,161,244,697

Collateral for open foreign forward currency contracts, at cost	4,990,508	4,990,508

Foreign currency, at cost	251,065	187,620

Long-term investments, at fair value:
Non-affiliated securities	$4,440,993,348	$2,652,332,475

Affiliated securities	—	82,667,485

Commodities	459,828,947	281,779,729

Short-term investments, at fair value	3,315,748,989	1,161,159,360

Collateral for open foreign forward currency contracts, at fair value	4,990,970	4,990,970

Foreign currency, at fair value	250,429	187,145

Cash	345,360	334,686

Dividends and interest receivable	15,396,305	11,221,090

Receivable for fund shares sold	8,110,273	15,364,187

Unrealized appreciation on open forward foreign currency contracts	5,657,106	6,565,797

Receivable for investments sold	281,285	1,206,924

Prepaid expenses	3,305	1,583

Total assets	$8,251,606,317	$4,217,811,431
Liabilities:
Payable for fund shares repurchased	$12,695,233	$8,235,528

Payable for investments purchased	220,585	2,379,998

Accrued investment advisory fees	6,087,987	3,090,154

Accrued distribution and service fees	1,019,318	104,924

Accrued expenses and other liabilities	1,237,706	946,726

Total liabilities	21,260,829	14,757,330

Net Assets	$8,230,345,488	$4,203,054,101

Net Assets Consist of:
Par value ($0.001 per share)	$433,776	$232,786

Additional paid-in-capital	6,484,193,400	3,570,881,681

Undistributed net investment income	6,671,430	13,969,335

Accumulated net realized gain on investments and

foreign currency transactions	214,630,422	70,204,868

Unrealized appreciation from investments and
foreign currency translation	1,524,416,460	547,765,431

Net Assets	$8,230,345,488	$4,203,054,101

Net Asset Value Per Share:
Class A
Net assets	$1,512,542,973	$269,160,234

Shares outstanding	79,790,428	14,938,904

Net asset value per share	$18.96	$18.02

Maximum offering price per share (with a maximum initial
sales charge of 5.00%)	$19.96	$18.97

Class C
Net assets	$856,801,167	$59,467,473

Shares outstanding	46,092,504	3,371,416

Net asset value per share	$18.59	$17.64

Class I
Net assets	$5,861,001,348	$3,874,426,394

Shares outstanding	307,893,141	214,475,912
Net asset value per share	$19.04	$18.06

28	See Notes to Financial Statements.

Statements of Operations	IVA Funds

For the Year Ended September 30, 2017

	IVA	IVA
	Worldwide	International
	Fund	Fund

Investment Income:
Interest	$44,897,112	$19,091,834

Dividends:
Non-affiliated securities	79,233,509	50,738,905

Affiliated securities	928,952	3,460,587

Other income	101,528	41,074

Less: Foreign taxes withheld	(6,074,777)	(4,741,723)

Total income	119,086,324	68,590,677

Expenses:
Investment advisory fees	73,283,370	35,481,879

Distribution and service fees:
Class A	3,829,275	678,048

Class C	9,380,668	618,449

Trustee fees	289,890	136,172

Other expenses	7,785,628	3,774,124

Total expenses	94,568,831	40,688,672

Net investment income	24,517,493	27,902,005

Net Realized and Change in Unrealized Gain (Loss)
on Investments and Foreign Currency including
Forward Foreign Currency Contracts:
Net realized gain (loss) on:
Investments:
Non-affiliated securities	261,263,915	75,665,688

Affiliated securities	(6,215,046)	1,952,971

Commodities	(6,202,730)	(2,563,272)
Forward foreign currency contracts and other

foreign currency transactions	8,967,197	12,087,197

Net realized gain	257,813,336	87,142,584

Net change in unrealized appreciation
(depreciation) from:
Investments:
Non-affiliated investments (net of change in foreign
capital gains tax of $0 and $(351,247), respectively)	567,073,094	311,191,030

Affiliated investments	—	15,962,559

Forward foreign currency contracts and other
foreign currency translation	14,027,072	13,487,990

Net change in unrealized appreciation (depreciation)	581,100,166	340,641,579

Net realized and change in unrealized gain on
investments and foreign currency including
forward foreign currency contracts	838,913,502	427,784,163

Increase in net assets resulting from operations	$863,430,995	$455,686,168

See Notes to Financial Statements.	29

Statements of Changes in Net Assets	IVA Funds

	IVA Worldwide Fund		IVA International Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2017	2016	2017	2016

Operations:
Net investment income	$24,517,493	$51,415,594	$27,902,005	$30,075,660

Net realized gain	257,813,336	33,672,793	87,142,584	34,573,214

Net change in unrealized
appreciation (depreciation)	581,100,166	478,196,280	340,641,579	168,419,969

Increase in net assets
resulting from operations	863,430,995	563,284,667	455,686,168	233,068,843

Distributions to Shareholders:
Net investment income:
Class A	—	(23,785,645)	(525,799)	(12,832,520)

Class C	—	(6,838,484)	—	(1,268,242)

Class I	—	(94,717,370)	(15,088,423)	(85,785,911)

Net realized gain on investments:
Class A	(17,728,642)	(50,487,666)	(2,849,058)	(19,900,852)

Class C	(11,449,984)	(33,961,203)	(687,112)	(2,859,914)

Class I	(63,473,207)	(168,845,490)	(36,195,143)	(120,495,089)

Decrease in net assets resulting
from distributions	(92,651,833)	(378,635,858)	(55,345,535)	(243,142,528)

Capital Share Transactions:
Proceeds from shares sold	1,105,685,568	1,184,744,394	540,588,810	963,815,303

Reinvestment of distributions	77,811,419	310,491,726	48,144,225	210,560,590

Cost of shares repurchased	(2,000,869,455)	(2,488,988,191)	(776,562,572)	(877,967,281)

Increase (decrease) in net assets
from capital share transactions	(817,372,468)	(993,752,071)	(187,829,537)	296,408,612

Increase (decrease) in net assets	(46,593,306)	(809,103,262)	212,511,096	286,334,927

Net Assets:
Beginning of year	$8,276,938,794	$9,086,042,056	$3,990,543,005	$3,704,208,078

End of year	$8,230,345,488	$8,276,938,794	$4,203,054,101	$3,990,543,005

Undistributed (distributions in
excess of) net investment income	$6,671,430	$(24,349,084)	$13,969,335	$(7,550,657)

30	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2017	2016	2015	2014	2013

Net asset value,
beginning of year	$17.26	$16.87	$18.54	$17.91	$16.18

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.04	0.09	0.02	0.03	0.12
Net realized and unrealized
gain (loss)	1.86	1.01	(0.77)	1.35	2.08

Increase (decrease) from
investment operations	1.90	1.10	(0.75)	1.38	2.20

Decrease from distributions:
Net investment income	—	(0.23)	(0.21)	(0.20)	(0.30)
Net realized gain on investments	(0.20)	(0.48)	(0.71)	(0.55)	(0.17)

Decrease from distributions	(0.20)	(0.71)	(0.92)	(0.75)	(0.47)

Net asset value, end of year	$18.96	$17.26	$16.87	$18.54	$17.91

Total return(c)	11.12%	6.75%	(4.21)%	8.00%	14.02%
Ratios to average net assets:
Operating expenses	1.25%	1.25%	1.25%	1.26%	1.27%
Net investment income	0.21%	0.52%	0.09%	0.14%	0.72%
Supplemental data:
Portfolio turnover rate	13.9%	29.7%	30.3%	22.5%	26.3%
Net assets, end of year (000’s)	$1,512,543	$1,587,209	$1,815,439	$2,083,683	$2,378,045

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

See Notes to Financial Statements.	31

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2017	2016	2015	2014	2013

Net asset value,
beginning of year	$17.05	$16.67	$18.33	$17.71	$16.01

Increase (decrease) from
investment operations:(a)
Net investment loss(b)	(0.10)	(0.04)	(0.12)	(0.11)	(0.01)
Net realized and unrealized
gain (loss)	1.84	1.00	(0.76)	1.35	2.07

Increase (decrease) from
investment operations	1.74	0.96	(0.88)	1.24	2.06

Decrease from distributions:
Net investment income	—	(0.10)	(0.07)	(0.07)	(0.19)
Net realized gain on investments	(0.20)	(0.48)	(0.71)	(0.55)	(0.17)

Decrease from distributions	(0.20)	(0.58)	(0.78)	(0.62)	(0.36)

Net asset value, end of year	$18.59	$17.05	$16.67	$18.33	$17.71

Total return(c)	10.31%	5.93%	(4.96)%	7.23%	13.13%
Ratios to average net assets:
Operating expenses	2.00%	2.00%	2.00%	2.01%	2.02%
Net investment loss	(0.55)%	(0.23)%	(0.67)%	(0.61)%	(0.03)%
Supplemental data:
Portfolio turnover rate	13.9%	29.7%	30.3%	22.5%	26.3%
Net assets, end of year (000’s)	$856,801	$1,037,758	$1,201,687	$1,431,328	$1,380,608

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.

32	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2017	2016	2015	2014	2013

Net asset value,
beginning of year	$17.28	$16.90	$18.57	$17.94	$16.21

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.08	0.13	0.06	0.07	0.16
Net realized and unrealized
gain (loss)	1.88	1.00	(0.77)	1.36	2.08

Increase (decrease) from
investment operations	1.96	1.13	(0.71)	1.43	2.24

Decrease from distributions:
Net investment income	—	(0.27)	(0.25)	(0.25)	(0.34)
Net realized gain on investments	(0.20)	(0.48)	(0.71)	(0.55)	(0.17)

Decrease from distributions	(0.20)	(0.75)	(0.96)	(0.80)	(0.51)

Net asset value, end of year	$19.04	$17.28	$16.90	$18.57	$17.94

Total return(c)	11.46%	6.96%	(3.95)%	8.25%	14.28%
Ratios to average net assets:
Operating expenses	1.00%	1.00%	1.00%	1.01%	1.02%
Net investment income	0.47%	0.77%	0.34%	0.39%	0.97%
Supplemental data:
Portfolio turnover rate	13.9%	29.7%	30.3%	22.5%	26.3%
Net assets, end of year (000’s)	$5,861,001	$5,651,971	$6,068,916	$6,845,786	$5,443,865

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.

See Notes to Financial Statements.	33

Financial Highlights	IVA Funds

IVA International Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2017	2016	2015	2014	2013

Net asset value,
beginning of year	$16.28	$16.39	$17.84	$17.39	$15.95

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.08	0.07	0.12	0.08	0.16
Net realized and unrealized
gain (loss)	1.86	0.86	(0.55)	1.10	2.00

Increase (decrease) from
investment operations	1.94	0.93	(0.43)	1.18	2.16

Decrease from distributions:
Net investment income	(0.03)	(0.41)	(0.47)	(0.41)	(0.44)
Net realized gain on investments	(0.17)	(0.63)	(0.55)	(0.32)	(0.28)

Decrease from distributions	(0.20)	(1.04)	(1.02)	(0.73)	(0.72)

Net asset value, end of year	$18.02	$16.28	$16.39	$17.84	$17.39

Total return(c)	12.09%	5.93%	(2.37)%	7.05%	14.09%
Ratios to average net assets:
Operating expenses	1.25%	1.24%	1.25%	1.26%	1.26%
Net investment income	0.48%	0.41%	0.70%	0.45%	0.97%
Supplemental data:
Portfolio turnover rate	22.7%	34.9%	27.6%	23.4%	40.1%
Net assets, end of year (000’s)	$269,160	$282,567	$466,336	$391,494	$377,043

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

34	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2017	2016	2015	2014	2013

Net asset value,
beginning of year	$16.03	$16.14	$17.58	$17.14	$15.74

Increase (decrease) from
investment operations:(a)
Net investment income (loss)(b)	(0.05)	(0.03)	(0.02)	(0.06)	0.04
Net realized and unrealized
gain (loss)	1.83	0.83	(0.53)	1.11	1.96

Increase (decrease) from
investment operations	1.78	0.80	(0.55)	1.05	2.00

Decrease from distributions:
Net investment income	—	(0.28)	(0.34)	(0.29)	(0.32)
Net realized gain on investments	(0.17)	(0.63)	(0.55)	(0.32)	(0.28)

Decrease from distributions	(0.17)	(0.91)	(0.89)	(0.61)	(0.60)

Net asset value, end of year	$17.64	$16.03	$16.14	$17.58	$17.14

Total return(c)	11.24%	5.17%	(3.14)%	6.29%	13.18%
Ratios to average net assets:
Operating expenses	2.00%	1.99%	2.00%	2.01%	2.01%
Net investment income (loss)	(0.29)%	(0.19)%	(0.11)%	(0.32)%	0.26%
Supplemental data:
Portfolio turnover rate	22.7%	34.9%	27.6%	23.4%	40.1%
Net assets, end of year (000’s)	$59,467	$68,878	$73,818	$82,359	$81,804

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.

See Notes to Financial Statements.	35

Financial Highlights	IVA Funds

IVA International Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2017	2016	2015	2014	2013

Net asset value,
beginning of year	$16.32	$16.43	$17.89	$17.43	$15.99

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.12	0.13	0.16	0.12	0.21
Net realized and unrealized
gain (loss)	1.86	0.84	(0.55)	1.12	1.99

Increase (decrease) from
investment operations	1.98	0.97	(0.39)	1.24	2.20

Decrease from distributions:
Net investment income	(0.07)	(0.45)	(0.52)	(0.46)	(0.48)
Net realized gain on investments	(0.17)	(0.63)	(0.55)	(0.32)	(0.28)

Decrease from distributions	(0.24)	(1.08)	(1.07)	(0.78)	(0.76)

Net asset value, end of year	$18.06	$16.32	$16.43	$17.89	$17.43

Total return(c)	12.34%	6.20%	(2.16)%	7.36%	14.34%
Ratios to average net assets:
Operating expenses	1.00%	0.99%	1.00%	1.01%	1.01%
Net investment income	0.74%	0.85%	0.92%	0.69%	1.31%
Supplemental data:
Portfolio turnover rate	22.7%	34.9%	27.6%	23.4%	40.1%
Net assets, end of year (000’s)	$3,874,426	$3,639,098	$3,164,053	$3,136,324	$2,847,380

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.

36	See Notes to Financial Statements.

Notes to Financial Statements	IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the “Trust”) consists of the IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”). The Worldwide Fund and the International Fund are each a diversified investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts business trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). In accordance with U.S. GAAP, each Fund has been defined as an investment company and as such complies with investment company and reporting guidance of the Financial Accounting Standards Board. As a result, there are no changes to measurement or disclosure required in the Funds’ financial statements.

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds’ management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share (“NAV”) of a Fund’s shares of a particular class is calculated each day that the New York Stock Exchange (“NYSE”) is open.

Listed equity securities are generally valued at the last sale price on the exchange that is the primary market for such securities. Equity securities listed on the NASDAQ Stock Exchange (“NASDAQ”) are generally valued using the NASDAQ Official Closing Price (“NOCP”). If no sales or NOCPs are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively. Over-the-counter (“OTC”) equity securities not listed on NASDAQ are generally valued at the mean of the last available bid and asked quotations on the market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Precious metals, including gold bullion, are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities, other than commercial paper, for which market quotations are readily available are generally valued at the evaluated mean primarily based on the last bid and asked prices received from an independent pricing service. When no asked price is available, debt securities are valued at the evaluated bid price alone. Commercial paper is generally valued at the evaluated bid price provided by an independent pricing service. An evaluated price may include a variety of factors including the issue’s coupon rate, maturity, credit rating, yield, trade data, quoted prices of similar fixed income securities, and any other relevant market or security specific information.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

The value of any investment that is listed or traded on more than one exchange or market is based on the exchange or market determined by International Value Advisers, LLC (the “Adviser”) to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

37

Notes to Financial Statements	IVA Funds

The Board of Trustees of the Trust (the “Board”) has established a Pricing and Fair Valuation Committee (the “Committee”) comprised of officers of the Adviser to which it has delegated the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours or securities for which there is a foreign market holiday when the NYSE is open, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds.

Fair Value Measurement. The Funds adhere to U.S. GAAP fair value accounting standards that establish a single definition of fair value, create a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ assets and liabilities, and require additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 –	last traded/quoted prices in active markets for identical unrestricted investments

•	Level 2 –	other significant observable inputs (including quoted prices for similar or identical investments, amortized cost, interest rates, prepayment speeds, credit risk, other observable market data, etc.)

•	Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund’s assets and liabilities at fair value:

ASSETS	Last Traded/Quoted Prices in Active Markets for Identical Unrestricted Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common stocks:
Foreign	$2,549,053,954	—	—	$2,549,053,954
United States	1,691,563,382	—	—	1,691,563,382
Corporate notes & bonds	—	$ 164,094,403	—	164,094,403
Convertible bonds	—	117,888	—	117,888
Sovereign bonds	—	36,163,721	—	36,163,721
Commodities	459,828,947	—	—	459,828,947
Short-term investments	—	3,320,739,959	—	3,320,739,959
Unrealized appreciation on
open forward foreign
currency contracts	—	5,657,106	—	5,657,106

Total assets	$4,700,446,283	$3,526,773,077	—	$8,227,219,360

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2017, the Worldwide Fund had no transfers between any levels. For the years ended September 30, 2017 and September 30, 2016, there were no Level 3 assets or liabilities held in the Worldwide Fund.

38

Notes to Financial Statements	IVA Funds

The following is a summary of the inputs used in valuing the International Fund’s assets and liabilities at fair value:

ASSETS	Last Traded/Quoted Prices in Active Markets for Identical Unrestricted Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common stocks:
Foreign	$2,535,345,574	$ 19,121,534	—	$2,554,467,108
United States	57,659,013	—	—	57,659,013
Corporate notes & bonds	—	82,402,340	—	82,402,340
Convertible bonds	—	56,689	—	56,689
Sovereign and supranational bonds	—	40,414,810	—	40,414,810
Commodities	281,779,729	—	—	281,779,729
Short-term investments	—	1,166,150,330	—	1,166,150,330
Unrealized appreciation on
open forward foreign
currency contracts	—	6,565,797	—	6,565,797

Total assets	$2,874,784,316	$1,314,711,500	—	$4,189,495,816

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2017, the International Fund had transfers of $15,232,976 from Level 2 to Level 1 as a result of the Fund using last traded prices. At September30, 2017, the International Fund had transfers of $16,979,363 from Level 1 to Level 2 as a result of the use of quoted prices in the absence of last traded prices. For the years ended September 30, 2017 and September 30, 2016, there were no Level 3 assets or liabilities held in the International Fund.

Foreign Currency Translation. Portfolio securities and other assets and liabilities initially valued in currencies other than the U.S. dollar are translated to U.S. dollars using exchange rates obtained from pricing services.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and change in unrealized gain or loss on investments.

Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses from foreign currency translation arise from changes in the fair values of assets and liabilities, other than investments, at the date of valuation, resulting from changes in exchange rates.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses are allocated daily to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

39

Notes to Financial Statements	IVA Funds

The Funds follow the Financial Accounting Standards Board accounting standard for accounting for uncertainty in income taxes. This standard defines the threshold for recognizing tax positions in the financial statements as “more-likely-than-not” to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the “more-likely-than-not” criterion, based on the largest benefit that is more than fifty percent realized. Management has analyzed each Fund’s tax positions taken on federal and state tax returns for all open tax years (generally the current and the prior three tax years) and determined that no provision for income tax would be required in the Funds’ financial statements. Tax-related interest or penalties, if applicable, are to be disclosed in the Statements of Operations. For the year ended September 30, 2017, the Funds did incur tax-related interest and penalties.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Dividend and interest withholding taxes and capital gains taxes incurred, for the year ended September 30, 2017, can be found in the Statements of Operations.

Forward Foreign Currency Contracts. Each Fund engages in buying and selling forward foreign currency contracts to seek to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Transactions with Affiliates. The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other entities managed by the Adviser pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the 1940 Act. In compliance with these provisions of Rule 17a-7, each cross-trade is executed at the current market price with no remuneration paid in connection with the transaction.

Foreign Investment Risk. Each Fund invests in foreign investments. Foreign investments can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the investments in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Custodian Risk. Cash is held at the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”). The Funds are subject to credit risk on any cash balance that exceeds the amount insured by the Federal Deposit Insurance Corporation to the extent that the Custodian may be unable to return cash held.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Distribution Agreement

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser’s primary business is to provide investment management services to a variety of investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

In return for providing investment advisory services to the Funds, each Fund pays the Adviser an investment advisory fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund’s average daily net assets. Investment advisory fees paid for the year ended September 30, 2017 are disclosed in the Statements of Operations.

The Funds have adopted Distribution and Services Plans (“12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the year ended September 30, 2017 are disclosed in the Statements of Operations.

IVA Funds Distributors, LLC serves as the Funds’ sole and exclusive distributor.

40

Notes to Financial Statements	IVA Funds

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 0.75% if $1,000,000 or more of Class A shares were initially purchased, a “finder’s fee” was paid to the dealer of record, and the Class A shares were subsequently redeemed within 18 months.

Class C shares may be subject to a CDSC of 1.00% if shares are redeemed within the first 12 months after purchase.

Note 3 – Investments

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide Fund	International Fund

Purchases	$673,533,743	$622,463,061

Sales	$1,705,584,028	$630,211,615

The cost basis of investments and derivatives for federal income tax purposes is substantially similar to the cost basis under U.S. GAAP. The following information is presented on a federal tax basis as of September 30, 2017.

	Worldwide Fund	International Fund

Cost basis of investments and derivatives	$6,719,006,719	$3,682,517,775

Gross unrealized appreciation	$1,626,442,633	$683,886,985

Gross unrealized depreciation	$(123,885,953)	$(183,479,477)

Net unrealized appreciation on investments and derivatives	$1,502,556,680	$500,407,508

Note 4 – Derivative Instruments and Hedging Activities

The Funds enter into transactions involving derivative financial instruments in connection with their investing activities. During the year ended September 30, 2017, these instruments included forward foreign currency contracts. These instruments are subject to various risks similar to non-derivative instruments including market, credit and liquidity risks.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in investments. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. During the year ended September 30, 2017, the Funds had exposure to OTC derivatives in the form of forward foreign currency contracts.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

The following summary of derivative instruments and hedging activity for each Fund is grouped by risk-type and provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities at September 30, 2017.

Worldwide Fund

Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value

Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$5,657,106

41

Notes to Financial Statements	IVA Funds

International Fund

Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value

Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$6,565,797

The following is a summary for each Fund grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2017.

Worldwide Fund

Risk-Type Category	Derivative Instrument	Realized Gain	Change in Unrealized Appreciation (Depreciation)

Foreign exchange	Forward foreign currency contracts	$10,949,664	$13,863,965

International Fund

Risk-Type Category	Derivative Instrument	Realized Gain	Change in Unrealized Appreciation (Depreciation)

Foreign exchange	Forward foreign currency contracts	$12,760,439	$13,306,058

During the year ended September 30, 2017, the Worldwide Fund had average notional values of $414,933,148 on forward foreign currency contracts to sell.

During the year ended September 30, 2017, the International Fund had average notional values of $374,726,241 on forward foreign currency contracts to sell.

The following tables present, by counterparty, gross amounts of derivatives eligible for offsetting, gross amounts offset in the Statements of Assets and Liabilities and related collateral received and/or pledged, if any, that the Funds have elected to offset under their legally enforceable ISDA Master Netting Agreement with such counterparty. An ISDA Master Netting Agreement is an agreement between the Fund and the counterparty that governs the terms of certain transactions and reduces the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral arrangements, if any. Offsetting mechanisms allow the Funds to pay or receive the net amount of all forward foreign currency contracts outstanding on a given settlement date. At September 30, 2017, the Funds had not elected to offset forward foreign currency contracts on the Statements of Assets and Liabilities.

Worldwide Fund

Counterparty	Gross Amount of Recognized Assets	Gross Amount Offset in the Statements of Assets and Liabilities	Collateral Pledged	Net Exposure Presented in the Statements of Assets and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$5,657,106	—	—	$5,657,106

International Fund

Counterparty	Gross Amount of Recognized Assets	Gross Amount Offset in the Statements of Assets and Liabilities	Collateral Pledged	Net Exposure Presented in the Statements of Assets and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$6,565,797	—	—	$6,565,797

42

Notes to Financial Statements	IVA Funds

Note 5 – Shares of Beneficial Interest

At September 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class of the Worldwide Fund were as follows:

Worldwide Fund

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Class A
Shares sold	6,769,598	$120,342,864	8,653,272	$143,643,764
Shares reinvested	906,939	15,626,560	3,963,837	65,086,198
Shares repurchased	(19,864,700)	(353,617,518)	(28,240,021)	(472,721,421)

Net Decrease	(12,188,163)	$(217,648,094)	(15,622,912)	$(263,991,459)

Class C
Shares sold	1,727,377	$30,264,297	3,256,132	$53,547,661
Shares reinvested	504,096	8,564,597	1,842,160	30,082,467
Shares repurchased	(16,997,459)	(298,896,081)	(16,314,163)	(269,246,845)

Net Decrease	(14,765,986)	$(260,067,187)	(11,215,871)	$(185,616,717)

Class I
Shares sold	53,223,013	$955,078,407	59,390,839	$987,552,969
Shares reinvested	3,104,821	53,620,262	13,113,463	215,323,061
Shares repurchased	(75,425,899)	(1,348,355,856)	(104,607,457)	(1,747,019,925)

Net Decrease	(19,098,065)	$(339,657,187)	(32,103,155)	$(544,143,895)

Transactions in shares of each class of the International Fund were as follows:

International Fund

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,266,634	$21,095,741	6,932,316	$113,732,117
Shares reinvested	184,673	2,923,376	1,906,896	29,690,378
Shares repurchased	(3,869,602)	(64,702,895)	(19,940,351)	(310,588,962)

Net Decrease	(2,418,295)	$(40,683,778)	(11,101,139)	$(167,166,467)

Class C
Shares sold	182,674	$2,990,414	478,931	$7,447,454
Shares reinvested	35,327	550,743	218,714	3,370,382
Shares repurchased	(1,143,784)	(18,632,881)	(974,718)	(15,223,470)

Net Decrease	(925,783)	$(15,091,724)	(277,073)	$(4,405,634)

Class I
Shares sold	30,651,831	$516,502,655	53,759,331	$842,635,732
Shares reinvested	2,820,082	44,670,106	11,400,118	177,499,830
Shares repurchased	(41,962,434)	(693,226,796)	(34,817,884)	(552,154,849)

Net Increase (Decrease)	(8,490,521)	$(132,054,035)	30,341,565	$467,980,713

43

Notes to Financial Statements	IVA Funds

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds’ shares redeemed within 30 days of buying them or acquiring them by exchange. The redemption fee is credited to the applicable Fund. The purpose of the redemption fee is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Note 6 – Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2017 was as follows:

	Worldwide Fund	International Fund

Distributions Paid From:

Ordinary income	–	$15,614,222

Long-Term gains	$92,651,833	$39,731,313

As of September 30, 2017, the components of accumulated earnings on a tax basis were as follows:

	Worldwide Fund	International Fund

Undistributed net investment income	$54,622,530	$60,535,184

Undistributed realized gains	188,598,513	71,439,114

Other book/tax temporary differences[a]	(94,188)	(68,419)

Unrealized appreciation/(depreciation)[b]	1,502,591,457	500,033,755

Total accumulated earnings/(losses)	$1,745,718,312	$631,939,634

[a]	Other book/tax temporary differences are attributable primarily to the tax treatment of offering costs.
[b]
The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the treatment of passive foreign investment companies, forward foreign currency contracts and the tax deferral of losses on wash sales.

Reclassification. U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the fiscal year ended September 30, 2017, the following reclassifications have been made:

	Worldwide Fund	International Fund

Undistributed net investment loss	$6,503,021	$9,232,209

Accumulated net realized gain	$(27,523,711)	$(13,876,715)

Paid-in-capital	$21,020,690	$4,644,506

44

Report of Independent Registered Public Accounting Firm	IVA Funds

The Board of Trustees and Shareholders of
IVA Fiduciary Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IVA Fiduciary Trust (comprising, respectively, the IVA Worldwide Fund and the IVA International Fund) (the “Funds”) as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the IVA Fiduciary Trust at September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 17, 2017

45

Trustees and Officers (unaudited)	IVA Funds

The business and affairs of each Fund are managed under the direction of its Board of Trustees (the “Board”). The Board approves all significant agreements between a Fund and the persons or companies that furnish services to a Fund, including agreements with its investment adviser, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds’ investment adviser and administrator. The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Each Trustee’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.

Independent Trustees(a)
				Number of
				Portfolios
		Term of		in the Fund
	Position(s)	Office(b) and	Principal	Complex	Other Directorships/
	Held with	Length of	Occupation(s) During	Overseen	Trusteeships
Name (Birth Year)	the Trust	Time Served	Past 5 Years	by Trustee	Held by Trustee

Adele R. Wailand (1949)	Trustee and Chair of the Board	since 2008	Corporate Secretary, Case, Pomeroy & Company, Inc. (“Case, Pomeroy”) (real estate and investments) (prior to 2017); Vice President & General Counsel, Case, Pomeroy (prior to 2011).	2	None.

Manu Bammi (1962)	Trustee	since 2008	Founder and Chief Executive Officer, SmartAnalyst, Inc. (provider of research and analytics and decision support to businesses).	2	None.

Ronald S. Gutstein (1971)	Trustee	since 2008	Institutional Trader and Market Maker, Access Securities (an institutional broker-dealer).	2	None.

William M. Rose (1945)	Trustee	since 2013	Member, Investment Advisory Committee, CYMI, Inc. (family office) (2011-2014); President/Chief Investment Officer/ Strategist, Okabena Investment Services (registered investment advisor) (2006-2011).	2	Director, Ocean Governance Training Foundation (since 2013) (a Canadian not-for-profit organization based in Halifax, NS).

(a)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(b)	Each Trustee serves until resignation or removal from the Board. The current retirement age is 75.

46

Trustees and Officers (unaudited)	IVA Funds

Interested Trustee

Number of
Portfolios
		Term of		in the Fund
	Position(s)	Office(a) and	Principal	Complex	Other Directorships/
	Held with	Length of	Occupation(s) During	Overseen	Trusteeships
Name (Birth Year)	the Trust	Time Served	Past 5 Years	by Trustee	Held by Trustee

Michael W. Malafronte(b) (1974)	President and Trustee	since 2008	Managing Partner, the Adviser (since 2010).	2	Adtalem Global Education Inc. (since 2016)

(a)	Each Trustee serves until resignation or removal from the Board.
(b)	Mr. Malafronte is considered an interested trustee due to his position as Managing Partner of the Adviser.

Officers of the Trust

Term of
Office and
	Position(s)	Length of
	Held with	Time
Name (Birth Year) and Address(a)	the Trust	Served(b)	Principal Occupation(s) During Past 5 Years

Shanda Scibilia (1971)	Chief Compliance Officer and Secretary	since 2008	Chief Operating Officer and Chief Compliance Officer, the Adviser (since 2008).

Stefanie J. Hempstead (1973)	Treasurer	since 2008	Chief Financial Officer, the Adviser (since 2008).

Christopher Hine (1978)	Assistant Treasurer	since 2010	Director of Accounting, the Adviser (since 2009).

Philip F. Coniglio (1981)	Assistant Secretary	since 2011	Director of Fund Operations and Information Technology, the Adviser (since 2014) and Fund Operations Manager, the Adviser (from 2009 to 2014).

(a)	Each officer’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.
(b)	The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

47

Additional Information (unaudited)	IVA Funds

Board Approval of Investment Advisory Agreement. At a telephonic meeting held on May 16, 2017 and at an in-person meeting held on May 24, 2017, the Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) discussed the Investment Advisory Agreement (the “Advisory Agreement”) related to the Funds.

To assist the Board in its evaluation of the Advisory Agreement, the Independent Trustees received comprehensive written materials and other information, in adequate time in advance of the meeting, which outlined, among other things, (i) information confirming the financial condition of the Adviser and the Adviser’s profitability derived from its relationship with each Fund; (ii) information as to the advisory fee rates paid to the Adviser by each Fund and each other fund or account managed by the Adviser; (iii) information as to the advisory fee rates paid by mutual funds to other advisers selected by Morningstar, Inc. (“Morningstar”); (iv) a description of the personnel and the nature and quality of the services provided by the Adviser; (v) information on compliance matters; (vi) comparative information on investment performance of the Funds; and (vii) information regarding brokerage and portfolio transactions of the Funds.

The Independent Trustees reviewed the materials provided by the Adviser, which included, among other things, the Morningstar 15(c) Report to the Board of Trustees (the “Morningstar Report”) containing detailed advisory fee, expense ratio and performance comparisons for each Fund with other mutual funds in their “peer group” and “category” as determined by the Morningstar methodology. The Independent Trustees also reviewed the memorandum prepared by Sidley Austin LLP (“Sidley Austin”), Independent Trustee Counsel, outlining the legal duties of the Independent Trustees in evaluating investment advisory arrangements.

The Adviser also had provided the Independent Trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, it was noted, the Independent Trustees took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance and other services provided to each Fund. The Independent Trustees also considered other matters they deemed important to the approval process, such as allocation of Fund brokerage commissions, and other direct and indirect benefits to the Adviser from its relationship with the Funds. The Trustees met throughout the year with the Portfolio Managers of the Funds (the “Portfolio Managers”). It was noted that the Independent Trustees, in their deliberations, recognized that for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select the Adviser as the investment adviser for their investments and that there was a strong association in the minds of Fund shareholders between the Adviser and each Fund. In considering factors relating to the approval of the continuance of the Advisory Agreement, the Independent Trustees noted that Sidley Austin had provided the Independent Trustees with assistance and advice. The Independent Trustees stated that with respect to the Advisory Agreement, although it related to both Funds, the Independent Trustees had considered each Fund separately. The Independent Trustees were satisfied that the information requested provided the Independent Trustees with the information that they believed, in the exercise of their business judgment, was pertinent, sufficient and comprehensive for the purposes of their evaluation of the continuation of each agreement and each plan. Among other factors, the Trustees noted that they considered the following:

The nature, extent and quality of services provided by the Adviser: The Independent Trustees reviewed the services that the Adviser provides to each Fund, including, but not limited to, making the day-to-day investment decisions for each Fund, and generally managing each Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees noted that throughout the year they discussed with officers and Portfolio Managers of the Funds the types of transactions that were being done on behalf of each Fund. Additionally, the Independent Trustees took into account the services provided by the Adviser to its other accounts that have investment mandates similar to the Funds. In particular, they noted the greater level of portfolio management, compliance and administrative oversight services required for the Funds, mutual funds registered under the 1940 Act, as compared to the Adviser’s institutional accounts. The Independent Trustees also considered the education, background and experience of the Adviser’s personnel, noting in particular that the favorable history and reputation of the Portfolio Managers for the Funds have had, and are likely to continue to have, a favorable impact on the Funds. In this regard, the significant growth of the Funds during the period since inception was noted, as well as the Funds imposition of a soft close in February 2011 and its subsequent impact on asset growth. The Independent Trustees additionally noted the Adviser’s ability to attract quality and experienced personnel and its continued investment in the growth of its business. The Independent Trustees also considered the administrative services provided by the Adviser, including compliance and accounting services, and oversight of third party service providers. The Independent Trustees also noted that, relative to the active mutual fund industry as a whole, the Funds’ net redemptions appeared to be more moderate, indicating that investors were generally satisfied with the Adviser, its services and its investment philosophy in advising the Funds. After considering the above factors, the Independent Trustees concluded that the nature, quality and extent of services provided by the Adviser were satisfactory and appropriate and would continue to be suitable for each Fund. The Independent Trustees’ evaluation of the nature and quality of the services provided to the Adviser supported continuation of the Advisory Agreement.

48

Additional Information (unaudited)	IVA Funds

Investment performance of each Fund and the Adviser: The Independent Trustees considered the investment performance of each Fund compared to the Morningstar peer funds, the Morningstar category funds and the relevant benchmark index. The Independent Trustees noted that the Funds have been in operation since October 1, 2008, and that the Morningstar Report presented performance information since inception and for the one-year, three-year and five-year periods ended December 31, 2016. It was noted that, since inception, the IVA Worldwide Fund underperformed the median of the Morningstar peer group funds, but outperformed the median of the Morningstar category funds on an absolute basis and outperformed the medians of the Morningstar peer group and category funds on most risk-adjusted performance bases as presented in the Morningstar Report. It was noted that the IVA Worldwide Fund for the one-year period performed at, and for the three-year and five-year periods underperformed, the median of the Morningstar peer group funds on an absolute basis, for the one-year, three-year and five-year periods outperformed the median of the Morningstar peer group funds on most risk-adjusted performance bases in the Morningstar Report, and for the same periods outperformed the median of the Morningstar category funds on an absolute basis and the risk-adjusted performance bases in the Morningstar Report. With respect to the IVA International Fund, the Independent Trustees noted that since inception, the Fund outperformed the median of the Morningstar peer group and the Morningstar category funds on an absolute basis and on most risk-adjusted performance bases in the Morningstar Report. It was noted that for the one-year and three-year periods, IVA International Fund outperformed the median of the Morningstar peer group and Morningstar category funds on an absolute basis and on most risk-adjusted performance measures in the Morningstar Report, and that for the five-year period, IVA International Fund performed at the median of the Morningstar peer group funds and underperformed the median of the Morningstar category funds on an absolute basis, and outperformed the median of the Morningstar peer group and Morningstar category funds on most risk-adjusted performance measures in the Morningstar Report. Since inception, the Independent Trustees also noted that the performance of the IVA Worldwide Fund and the IVA International Fund exceeded the performance of each Fund’s benchmark index (the MSCI All Country World Index in the case of the IVA Worldwide Fund and the MSCI All Country World (ex U.S.) Index in the case of the IVA International Fund), that the IVA Worldwide Fund outperformed its benchmark index for the three-year period ended December 31, 2016, but underperformed its benchmark index for the one-year and five-year periods ended December 31, 2016, and that the IVA International Fund outperformed its benchmark index for the three-year and five-year periods ended December 31, 2016, but underperformed its benchmark index for the one-year period ended December 31, 2016. The Independent Trustees considered the performance of the Funds in light of the Adviser’s investment approach of focusing on preservation of capital over the short-term and seeking to outperform each Fund’s benchmark over the longer term representing a full market cycle as well as each Fund’s asset allocation and the overall financial market conditions. In addition, each Fund’s upside and downside capture percentages as reported by Morningstar were noted. The Independent Trustees noted the high cash levels in both Funds relative to the Morningstar peer and category funds, that the high cash levels are consistent with the Funds’ stated investment strategies and the current financial market conditions, the satisfactory absolute performance given these high cash levels and the good relative equity sleeve performance. The Independent Trustees also noted that the Adviser’s interests were well-aligned with the Funds’ shareholders as a result of the significant investment in the Funds by the Adviser’s partners. The Independent Trustees determined that each Fund’s performance, in light of all the considerations noted above, was satisfactory. The Independent Trustees determined that the Adviser continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the continuation of the Advisory Agreement.

Cost of the services provided and profits realized by the Adviser from its relationship with each Fund: The Independent Trustees considered the investment advisory fee payable by each Fund as well as the expense ratio of each Fund. The Independent Trustees considered each Fund’s effective advisory fee rate at different asset levels compared to the Morningstar peer group and category funds. It was noted that each Fund’s effective advisory fee rate was above the median for the Morningstar peer group and category funds. It was noted that each Fund’s administrative expenses were lower than the Morningstar peer group and category funds, and that when these administrative expenses are considered, the combined fee charged for advisory and administrative services for both Funds is closer to the Morningstar peer group and category medians (below the category median in the case of IVA International Fund) as of December 31, 2016. Additionally, the Independent Trustees noted that for both Funds the “other fee” category in the Morningstar Report was lower than the Morningstar peer group and category medians. The Independent Trustees also noted that the IVA Worldwide Fund’s net and gross expense ratios were lower than the median of the Morningstar category funds for Class A shares, but higher than the median of the Morningstar peer group funds for Class A shares, and that the net expense ratio was higher than the median and the gross expense ratio was lower than the median of the Morningstar category funds for Class I shares. The Independent Trustees also noted that the IVA International Fund’s net and gross expense ratios were lower than the medians of the Morningstar peer group and category funds for Class A shares, and the net and gross expense ratios were lower than the medians of the Morningstar category funds for Class I shares. The Independent Trustees noted that the net and gross expense ratios for each Fund had declined since the Funds commenced operations and that this decline correlated with the growth in the assets of the Funds. The Independent Trustees concluded that each Fund’s current expense structure is satisfactory.

49

Additional Information (unaudited)	IVA Funds

The Independent Trustees reviewed the advisory fee schedule in effect for the Adviser’s managed separate accounts, and considered that the fees charged to those accounts were lower than those charged to the Funds. The Independent Trustees were aware of the significant shareholder services, legal and regulatory requirements associated with the Adviser’s management of the Funds that was not required in servicing separate accounts. The Independent Trustees also reviewed the advisory fee schedule in effect for the Adviser’s private funds and an offshore fund, and noted that the effective fees for the private funds were comparable to, and the effective fee rate of the offshore fund was higher than, the Funds’ advisory fee rates.

The Independent Trustees had reviewed the portfolio transaction data for each Fund in the Morningstar Report, and noted that the brokerage fee and portfolio turnover ratios for the IVA Worldwide Fund were below the medians of the Morningstar peer group and category funds, and that for the IVA International Fund, the brokerage fee ratio was below the medians for the Morningstar peer group and category funds, and the portfolio turnover ratio was below the median of the Morningstar category funds and at the median of the Morningstar peer group funds.

The Independent Trustees also reviewed information regarding the profitability to the Adviser of its relationship with each Fund. The Independent Trustees considered the level of the Adviser’s profits, the change in profitability over time, and whether the profits were reasonable. The Independent Trustees took into consideration other benefits to be derived by the Adviser in connection with the Advisory Agreement. Since the Adviser has no affiliates with business relationships with the Funds, the Independent Trustees noted that the Adviser receives no additional revenues from providing other services to the Funds. Moreover, the Independent Trustees noted that the Adviser’s interests are well-aligned with the Funds’ shareholders in the efficient management of the services and costs of the third-party service providers to the Funds. The Independent Trustees took into consideration the “soft dollar” research the Adviser receives from brokers which benefits the Funds and other Adviser clients and which might offset expenses the Adviser would otherwise incur. The Independent Trustees also noted the Adviser’s willingness to soft close both Funds and its other investment products to most new investors in order to best execute its investment strategy on behalf of the existing Fund shareholders and investors, and that this would be expected to limit the Adviser’s profitability while benefitting shareholders. The Independent Trustees further noted the continuing investment by the Adviser in both its infrastructure and staff. The Independent Trustees also considered the entrepreneurial risk and financial exposure assumed by the Adviser in developing and managing the Funds. The Independent Trustees noted that the development and management of the Funds requires a high degree of knowledge, sophistication and judgment and potentially subjected the Adviser to substantial financial exposure. The Independent Trustees concluded that the profits realized by the Adviser from its relationship with each Fund were reasonable and consistent with fiduciary duties. The Independent Trustees’ evaluation of the Adviser’s profitability supported continuation of the Advisory Agreement.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Independent Trustees noted that they considered whether there have been economies of scale in respect to the management of each Fund, whether each Fund appropriately benefitted from any economies of scale and whether there is potential for realization of any further economies of scale. The Independent Trustees noted that the expense ratio of each Fund had declined since the Funds commenced operations due to the growth in the assets of the Funds. The Independent Trustees also noted, however, that since the Funds were currently closed to most new investors, and given general market conditions, it was not likely that there would be a significant further increase in Fund assets, or a significant decrease in the expense ratio, in the foreseeable future. The Independent Trustees again noted the continuing investment by the Adviser in both its infrastructure and staff which are expected to benefit the Funds and their shareholders. The Independent Trustees concluded that the current fee structure for each Fund was reasonable, that shareholders sufficiently participated in economies of scale at the present time at current asset levels and that no changes were currently necessary. The Independent Trustees’ evaluation of the economies of scale supported continuation of the Advisory Agreement.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Independent Trustees noted that they compared the services rendered and the fees paid under the Advisory Agreement with those under other investment advisory contracts of other investment advisers managing funds deemed comparable as set forth in the Morningstar Report. The Independent Trustees stated that they also considered the services rendered and fees paid under the Advisory Agreement as compared to the Adviser’s other management contracts with institutional and other accounts with similar investment mandates. As noted above, the Independent Trustees acknowledged the greater level of portfolio management, compliance and administrative oversight services required for the Funds, as well as the higher level of financial exposure assumed, as compared to the Adviser’s institutional accounts and other investment funds. The Independent Trustees determined that, on a comparative basis, the fee under the Advisory Agreement for each Fund was reasonable in relation to the services provided to the Funds, and was lower than or comparable to the fees charged by the Adviser to its other investment funds. The Independent Trustees’ evaluation of the Adviser’s other fee arrangements and of comparable mutual funds advised by other advisers supported continuation of the Advisory Agreement.

No single factor was cited as determinative to the decision of the Trustees. Rather, after weighing all of the considerations and conclusions discussed above, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for each Fund.

50

Additional Information (unaudited)	IVA Funds

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov by accessing the Funds’ Form N-PX and Statement of Additional Information in the Funds’ registration statement on Form N-1A.

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds’ Form N-Q, shareholders can call 866-941-4482.

Trustees and Officers of the Funds. Additional information about Trustees and officers of the Funds is included in the Statement of Additional Information which is available, without charge, upon request, by calling 866-941-4482.

51

Fund Expenses (unaudited)	IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including initial sales charges and/or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2017 and held for the six months ended September 30, 2017.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2017(a)
	Actual			Annualized	Expenses
	Total	Beginning	Ending	Expense	Paid During
	Return	Account Value	Account Value	Ratio	the Period(b)
Worldwide Fund
Class A	5.57%	$1,000.00	$1,055.70	1.25%	$6.44
Class C	5.15%	1,000.00	1,051.50	2.00%	10.29
Class I	5.72%	1,000.00	1,057.20	1.00%	5.16
International Fund
Class A	7.52%	$1,000.00	$1,075.20	1.25%	$6.50
Class C	7.10%	1,000.00	1,071.00	2.00%	10.38
Class I	7.63%	1,000.00	1,076.30	1.00%	5.20

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2017
	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
	Total Return	Account Value	Account Value	Ratio	the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,018.80	1.25%	$6.33
Class C	5.00%	1,000.00	1,015.04	2.00%	10.10
Class I	5.00%	1,000.00	1,020.05	1.00%	5.06
International Fund
Class A	5.00%	$1,000.00	$1,018.80	1.25%	$6.33
Class C	5.00%	1,000.00	1,015.04	2.00%	10.10
Class I	5.00%	1,000.00	1,020.05	1.00%	5.06

(a)	Assumes reinvestment of all dividends and capital gain distributions, if any.
(b)	Expenses are equal to the Funds’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days in the most recent fiscal half-year, then divided by 365.

52

Important Tax Information (unaudited)	IVA Funds

For the fiscal year ended September 30, 2017, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

The Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on September 30, 2017 are as follows:

	Foreign Source	Foreign Tax
	Income	Expense

Worldwide Fund	$0.13	$0.01

International Fund	$0.22	$0.02

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2017. These shareholders will receive more detailed information along with their 2017 Form 1099-DIV.

53

IVA Funds

www.ivafunds.com

Investment Adviser
International Value Advisers, LLC
717 Fifth Avenue
New York, NY 10022

Distributor
IVA Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian
State Street Bank and Trust Company
One Heritage Drive
Quincy, MA 02171-2105

Transfer Agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Counsel
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

This report is submitted for the general information of the Funds’ shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds’ current prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

The commentary within An Owner’s Manual, the Letter from the President, the Letter from the Portfolio Managers, and the Management’s Discussion of Fund Performance reflects their current views and opinions as of the date of this report. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions are based on numerous factors, may not be relied on as an indication of trading intent. References to specific securities should not be construed as recommendations or investment advice.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant’s principal executive officer and principal financial officer.

(c) The registrant has not amended its code of ethics during the period covered by this Form N-CSR.

(d) The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this Form N-CSR.

(e)     Not applicable.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees (the “Board”) has determined that the registrant has at least one member serving on the registrant’s Audit Committee that possesses the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2) The audit committee financial experts are Manu Bammi and William M. Rose and each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The firm of Ernst &Young LLP (“E&Y”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees.
For the fiscal years ended September 30, 2016 and September 30, 2017, the aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements and/or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $87,840 and $91,960, respectively.

(b) Audit-Related Fees.
For the fiscal years ended September 30, 2016 and September 30, 2017, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the twelve month periods ended September 30, 2016 and September 30, 2017, the aggregate Audit-Related Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c) Tax Fees.
For the fiscal years ended September 30, 2016 and September 30, 2017, the aggregate fees billed for tax compliance, tax advice and tax planning by E&Y were $24,980 and $25,979, respectively. Services for which fees in the Tax Fees category are billed include E&Y’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as E&Y’s review of excise tax distribution calculations.

For the twelve month periods ended September 30, 2016 and September 30, 2017, the aggregate Tax Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $7,000 and $27,000, respectively.

(d) All Other Fees.
For the fiscal years ended September 30, 2016 and September 30, 2017, the aggregate fees billed by E&Y to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the twelve month periods ended September 30, 2016 and September 30, 2017, the aggregate fees in this category billed by E&Y that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures.
The registrant’s Audit Committee has the sole authority to pre-approve all audit and non-audit services to be provided by E&Y to the registrant, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Pre-approval of audit and non-audit services is not required if the engagement to render the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee (the “Pre-Approval Procedures”). The registrant’s Audit Committee adopted amended Pre-Approval Procedures on November 19, 2014, which generally permit:

Audit-Related Services consisting of: (i) consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting and (ii) other auditing procedures and issuance of special purpose reports;

Tax Services consisting of: (i) recurring tax services and (ii) consultations regarding tax consequences of proposed or actual transactions; and

Other Non-Audit Services including: (i) business support, (ii) other control and regulatory compliance projects and (iii) training.

All such services are subject to a per calendar quarterly limitation.

(e)(2) Percentage of Services.
None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended September 30, 2016 and September 30, 2017, the aggregate non-audit fees billed by E&Y for services rendered to the registrant were $24,980 and $25,979, respectively.

For the twelve month periods ended September 30, 2016 and September 30, 2017, the aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) The audited schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:	November 28, 2017

By:	/s/ Stefanie J. Hempstead
Stefanie J. Hempstead
Treasurer and Chief Financial Officer

Date:	November 28, 2017